UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No. )

Filed by the Registrant ☒

Filed by a party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

KYVERNA THERAPEUTICS, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

2025

Notice & Proxy Statement

Message from our Chief Executive Officer

Dear Stockholder:

Kyverna's first year as a public company was a transformative one, as we demonstrated our leadership position in autoimmune CAR T. We have treated the most CAR T patients in neuroinflammatory and rheumatologic diseases with our differentiated construct, and our clinical experience to date highlights the potential for profound clinical outcomes in autoimmune patients. Looking ahead, we’re pleased with the progress we’re making this year as we accelerate our next wave of growth and pivot to late-stage development and commercialization of KYV-101. On behalf of our company and its directors, I thank you, our stockholders, for your support of the Company’s mission to liberate autoimmune patients through the curative potential of cell therapy.

With this progress in mind, I am pleased to invite you to attend the 2025 Annual Meeting of Stockholders (the “Annual Meeting”) of Kyverna Therapeutics, Inc., which will be held online at www.virtualshareholdermeeting.com/KYTX2025, on Thursday, May 29, 2025 at 11:00 a.m. Pacific Time.

The attached Notice of Annual Meeting of Stockholders and Proxy Statement contain details of the business to be conducted at the Annual Meeting.

Whether or not you attend the Annual Meeting online, it is important that your shares be represented and voted at the meeting. Therefore, I encourage you to promptly vote and submit your proxy via online, by phone or by mail. If you decide to attend the Annual Meeting online, you will be able to vote electronically or via phone using the 16-digit control number on your Notice of Internet Availability or proxy card, even if you have previously submitted your proxy.

On behalf of my Executive Team and the Board of Directors, I would like to express our appreciation for your support as we work to bring new, transformational CAR T therapies to the many autoimmune patients who are counting on us.

Sincerely,

/s/ Warner Biddle

Warner Biddle

Chief Executive Officer and Director
April 14, 2025

KYVERNA THERAPEUTICS, INC.
5980 Horton St., STE 550
Emeryville, CA 94608

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON MAY 29, 2025 (AT 11:00 A.M. PACIFIC TIME)

To the Stockholders of Kyverna Therapeutics, Inc.:

NOTICE IS HEREBY GIVEN that the 2025 Annual Meeting of Stockholders (the “Annual Meeting”) of Kyverna Therapeutics, Inc., a Delaware corporation (the “Company”), will be held on Thursday, May 29, 2025, at 11:00 a.m. Pacific Time. The Annual Meeting will be a completely virtual meeting of stockholders. You will be able to attend the Annual Meeting as well as vote and submit your questions during the live webcast of the meeting by visiting www.virtualshareholdermeeting.com/KYTX2025. The Annual Meeting will be held for the following purposes:

(1)
To elect two Class I directors to hold office until the 2028 annual meeting of stockholders or until their successors are elected and qualified;
(2)
To ratify the appointment by the Audit Committee of the Company’s Board of Directors of BDO USA, P.C., as the independent registered public accounting firm and independent auditor of the Company for its year ending December 31, 2025; and
(3)
To transact such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice of Annual Meeting of Stockholders.

Only stockholders who owned common stock of the Company at the close of business on April 10, 2025 (the “Record Date”) can vote at this meeting or any adjournments that take place.

The Board of Directors recommends that you vote FOR the election of the director nominees named in Proposal No. 1 of the Proxy Statement; and FOR the ratification of the appointment of BDO USA, P.C. as the independent registered public accounting firm and independent auditor, as described in Proposal No. 2 of the Proxy Statement.

YOUR VOTE IS IMPORTANT. WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING ONLINE, WE ENCOURAGE YOU TO READ THE ACCOMPANYING PROXY STATEMENT AND OUR ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED December 31, 2024, AND SUBMIT YOUR PROXY AS SOON AS POSSIBLE USING ANY ONE OF THE CONVENIENT VOTING METHODS DESCRIBED IN THE “INFORMATION ABOUT THE PROXY PROCESS AND VOTING” SECTION IN THE PROXY STATEMENT. IF YOU RECEIVE MORE THAN ONE SET OF PROXY MATERIALS OR NOTICE OF INTERNET AVAILABILITY BECAUSE YOUR SHARES ARE

REGISTERED IN DIFFERENT NAMES OR ADDRESSES, EACH PROXY SHOULD BE SIGNED AND SUBMITTED TO ENSURE THAT ALL OF YOUR SHARES WILL BE VOTED.

By Order of the Board of Directors

/s/ Warner Biddle
Warner Biddle
Chief Executive Officer and Director
Emeryville, California
April 14, 2025

i

KYVERNA THERAPEUTICS, INC.

5980 Horton St., STE 550

Emeryville, CA 94608

PROXY STATEMENT

FOR THE 2025 ANNUAL MEETING OF STOCKHOLDERS

MAY 29, 2025 (AT 11:00 A.M. PACIFIC TIME)

We have sent you this Proxy Statement and the enclosed Proxy Card because the Board of Directors (the “Board”) of Kyverna Therapeutics, Inc. (referred to herein as the “Company”, “Kyverna”, “we”, “us” or “our”) is soliciting your proxy to vote at our 2025 Annual Meeting of Stockholders (the “Annual Meeting”) to be held on Thursday, May 29, 2025, at 11:00 a.m. Pacific Time in a virtual meeting format at www.virtualshareholdermeeting.com/KYTX2025.

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This Proxy Statement summarizes information about the proposals to be considered at the Annual Meeting and other information you may find useful in determining how to vote.
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The Proxy Card is the means by which you actually authorize another person to vote your shares in accordance with your instructions.

In addition to solicitations by mail, our directors, officers and regular employees, without additional remuneration, may solicit proxies by telephone, e-mail and personal interviews. We may retain outside consultants to solicit proxies on our behalf as well. All costs of solicitation of proxies will be borne by us. Brokers, custodians and fiduciaries will be requested to forward proxy soliciting material to the owners of stock held in their names, and we will reimburse them for their reasonable out‑of‑pocket expenses incurred in connection with the distribution of proxy materials.

Pursuant to the rules adopted by the Securities and Exchange Commission (the “SEC”), we have elected to provide access to our Annual Meeting materials, which include this Proxy Statement and our Annual Report on Form 10-K for the year ended December 31, 2024 (the “Form 10-K”), over the internet at www.proxyvote.com in lieu of mailing printed copies. To view these materials, please have your 16-digit control number(s) available that appears on your Notice of Internet Availability or Proxy Card (if applicable). We will begin mailing the Notice of Internet Availability to our stockholders of record as of April 10, 2025 (the “Record Date”) for the first time on or about April 14, 2025. The Notice of Internet Availability will contain instructions on how to access and review the Annual Meeting materials and will also contain instructions on how to request a printed copy of the Annual Meeting materials. In addition, we have provided brokers, dealers, banks, voting trustees and their nominees, at our expense, with additional copies of our proxy materials and the Form 10-K so that our record holders can supply these materials to the beneficial owners of shares of our common stock as of the Record Date. The Form 10-K is also available in the “Financials” section of our website at https://ir.kyvernatx.com/financial‑information/sec-filings.

The only outstanding voting securities of Kyverna are shares of common stock, $0.00001 par value per share (the “common stock”), of which there were 43,218,873 shares outstanding as of the Record Date (excluding any treasury shares). The holders of a majority in voting power of the shares of common stock issued and outstanding and entitled to vote, present in person, by remote communication, if applicable, or represented by proxy, are required to hold the Annual Meeting.

INFORMATION ABOUT THE PROXY PROCESS AND VOTING

Why am I receiving these materials?

We have made this Proxy Statement and Proxy Card available to you on the internet or, upon your request, have delivered printed proxy materials to you, because the Board is soliciting your proxy to vote at the Annual Meeting, including at any adjournments or postponements of the Annual Meeting. You are invited to attend the Annual Meeting online to vote on the proposals described in this Proxy Statement. However, you do not need to attend the Annual Meeting online to vote your shares. Instead, you may simply complete, sign and return the Proxy Card, or follow the instructions below to submit your proxy over the telephone or on the internet.

This Proxy Statement, the Notice of Internet Availability, the Notice of Annual Meeting and accompanying Proxy Card will be first made available for access on or about April 14, 2025 to all stockholders of record entitled to vote at the Annual Meeting.

Who can vote at the Annual Meeting?

Only stockholders of record at the close of business on the Record Date will be entitled to vote at the Annual Meeting. At the close of business on the Record Date, there were 43,218,873 shares of common stock issued and outstanding and entitled to vote.

Stockholder of Record: Shares Registered in Your Name

If, on the Record Date, your shares were registered directly in your name with the transfer agent for our common stock, Computershare Trust Company, N.A., then you are a stockholder of record. As a stockholder of record, you may vote at the Annual Meeting by attending the Annual Meeting online at www.virtualshareholdermeeting.com/KYTX2025 and following the instructions posted at www.proxyvote.com, or you may vote by proxy. Please have your 16-digit control number(s) available that appears on your Notice of Internet Availability or Proxy Card (if applicable). Whether or not you plan to attend the Annual Meeting online, we encourage you to fill out and return the Proxy Card or vote by proxy over the telephone or on the internet as instructed below to ensure your vote is counted.

Beneficial Owner: Shares Registered in the Name of a Broker, Bank or Other Agent

If, on the Record Date, your shares were held in an account at a brokerage firm, bank, dealer, custodian or other similar organization acting as nominee, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. The organization holding your account is considered the stockholder of record for purposes of voting at the Annual Meeting. As a beneficial owner, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to register to attend the Annual Meeting online at www.virtualshareholdermeeting.com/KYTX2025. However, since you are not the stockholder of record, you may not vote your shares at the Annual Meeting by attending the Annual Meeting online unless you request and obtain a valid Proxy Card from your broker or other agent.

What am I being asked to vote on?

You are being asked to vote on two proposals:

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Proposal No. 1—the election of two Class I directors to hold office until our 2028 annual meeting of stockholders (“Proposal No. 1”); and
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Proposal No. 2—the ratification of the appointment by the Audit Committee of our Board of BDO USA, P.C., as our independent registered public accounting firm and independent auditor for the year ending December 31, 2025 (“Proposal No. 2”).

In addition, you are entitled to vote on any other matters that are properly brought before the Annual Meeting.

How do I vote?

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For Proposal No. 1, you may either vote “For” the nominees to the Board or you may “Withhold” your vote for the nominees.
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For Proposal No. 2, you may either vote “For” or “Against” or abstain from voting.

Please note that by casting your vote by proxy you are authorizing the individuals listed on the Proxy Card to vote your shares in accordance with your instructions and in their discretion with respect to any other matter that properly comes before the Annual Meeting or any adjournments or postponements thereof.

The procedures for voting are as follows:

Stockholder of Record: Shares Registered in Your Name

If you are a stockholder of record, you may vote at the Annual Meeting online. Alternatively, you may vote by proxy by using the accompanying Proxy Card, over the internet or by telephone. Whether or not you plan to attend the Annual Meeting online, we encourage you to vote by proxy to ensure your vote is counted. Even if you have submitted a proxy before the Annual Meeting, you may still attend the Annual Meeting online and vote online. In such case, your previously submitted proxy will be disregarded.

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To vote at the Annual Meeting, please review and follow the instructions posted at www.proxyvote.com. Please have your 16-digit control number(s) available that appears on your Notice of Internet Availability or Proxy Card (if applicable).
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To vote using the Proxy Card, simply complete, sign and date the accompanying Proxy Card and return it promptly in the envelope provided. If you return your signed Proxy Card to us before the Annual Meeting, we will vote your shares in accordance with the Proxy Card.

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To vote by proxy over the internet, follow the instructions provided on the Notice of Internet Availability.
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To vote by telephone, you may vote by proxy by calling the toll-free number found on the Notice of Internet Availability.

Beneficial Owner: Shares Registered in the Name of Broker

If you are a beneficial owner of shares registered in the name of your broker, you should have received a voting instruction card and voting instructions with these proxy materials from that organization rather than from us. Simply complete and mail the voting instruction card to ensure that your vote is counted. To vote at the Annual Meeting online, you must obtain a valid proxy from your broker. Follow the instructions from your broker, bank or other agent included with these proxy materials, or contact your broker to request a proxy form.

How does the Board recommend I vote on these proposals?

Our Board recommends a vote:

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“FOR” the election of the named nominees as Class I directors to hold office until our 2028 annual meeting of stockholders; and
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“FOR” the ratification of the appointment by the Audit Committee of our Board, of BDO USA, P.C., as our independent registered public accounting firm and independent auditor for the year ending December 31, 2025.

What if another matter is properly brought before the Annual Meeting?

Our Board knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matters are properly brought before the Annual Meeting, it is the intention of the persons named in the accompanying Proxy Card to vote on those matters in accordance with their best judgment.

Who counts the votes?

Broadridge Financial Solutions, Inc. (“Broadridge”) has been engaged as our independent agent to tabulate stockholder votes. If you are a stockholder of record, your executed Proxy Card is returned directly to Broadridge for tabulation. As noted above, if you hold your shares through a broker, your broker returns one Proxy Card to Broadridge on behalf of all of its clients.

How are votes counted?

Votes will be counted by the Inspector of Election appointed for the Annual Meeting, who will separately count “For” votes for all proposals, and, with respect to Proposal No. 2, “Against” votes and abstentions and broker non-votes (if any). In addition, with respect to Proposal No. 1, the election of directors, the Inspector of Election will count the number of “Withheld” votes and broker non-votes received. If your shares are held by your broker as your nominee (that is, in “street name”), you will need to obtain a proxy form from the institution that holds your shares and follow the instructions included on that form regarding how to instruct your broker to vote your shares. If you do not give instructions to your broker, your broker can vote your shares with respect to “routine” items, but not with respect to “non-routine” items. See below for more information regarding: “What are the effects of abstentions, withheld votes and broker non-votes?” and “Which proposals are considered “routine” or “non-routine”?”

What are the effects of abstentions, withheld votes and broker non-votes?

An abstention represents a stockholder’s affirmative choice to decline to vote on a proposal. If a stockholder indicates on its Proxy Card that it wishes to abstain from voting its shares or withholds votes as to a particular proposal, or if a broker, bank or other agent holding its customer’s shares of record causes abstentions or withheld votes to be recorded for shares, these shares will be considered present and entitled to vote at the Annual Meeting. As a result, abstentions and withheld votes will be counted for purposes of determining the presence or absence of a quorum but will have no impact on the outcome of Proposal No. 1, which requires a plurality of the votes cast for approval, or Proposal No. 2, which requires the affirmative vote of the majority in voting power of the votes cast for approval.

Broker non-votes occur when a beneficial owner of shares held in “street name” does not give instructions to the broker that holds the shares as to how to vote on matters deemed “non‑routine.” Generally, if shares are held in “street name,” the beneficial owner of the shares is entitled to give voting instructions to the broker holding the shares. If the beneficial owner does not provide voting instructions, the broker can still vote the shares with respect to matters that are considered “routine,” but not with respect to “non-routine” matters. In the event that a broker or other record holder of common stock indicates on a proxy that it does not have discretionary authority to vote certain shares on a particular proposal, then those shares will be treated as broker non-votes with respect to that proposal. Accordingly, if you own shares through a nominee, such as a broker, please be sure to instruct your nominee how to vote to ensure that your vote is counted on each of the proposals.

Broker non‑votes will be counted for purposes of calculating whether a quorum is present at the Annual Meeting but will not be counted for purposes of determining the number of votes cast. Therefore, a broker non-vote will make a quorum more readily attainable but will not otherwise affect the outcome of the vote on any proposal.

Which proposals are considered “routine” or “non-routine?”

Proposal No. 2, the ratification of the appointment of BDO USA, P.C. as our independent registered public accounting firm and independent auditor for the year ending December 31, 2025, is considered routine under applicable rules. In the absence of timely directions, your broker will have discretion to vote your shares on routine matters, and therefore no broker non-votes are expected in connection with Proposal No. 2. Proposal No. 1, the election of directors, is considered non-routine under applicable rules. A broker cannot vote without instructions on non-routine matters, and therefore there may be broker non‑votes on Proposal No. 1.

How many votes are needed to approve the proposals?

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Proposal No. 1: The election of directors requires a plurality of the votes cast at the Annual Meeting. “Plurality” means that the nominees who receive the largest number of votes cast “For” such nominees are elected as directors. As a result, only “For” votes will affect the outcome, and any shares abstained from voting “For” a particular nominee (whether as a result of stockholder abstention or a broker non-vote) will not be counted in such nominee’s favor and will have no effect on the outcome of the election. You may vote “For” or “Withhold” on each of the nominees for election as a director.
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Proposal No. 2: The ratification of the appointment of BDO USA, P.C. as our independent registered public accounting firm and independent auditor for the year ending December 31, 2025 requires the affirmative vote of the majority in voting power of the votes cast (excluding abstentions and broker non-votes) at the Annual Meeting. As discussed above, this is a routine proposal and therefore we do not expect any broker non-votes.

How many votes do I have?

On each matter to be voted upon, you have one vote for each share of common stock you own as of the Record Date.

What if I return a Proxy Card but do not make specific choices?

If we receive a signed and dated Proxy Card and the Proxy Card does not specify how your shares are to be voted, your shares will be voted as follows:

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“For” the election of two nominees for director; and
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“For” the ratification of the appointment of BDO USA, P.C. as our independent registered public accounting firm and independent auditor for the year ending December 31, 2025.

If any other matter is properly presented at the Annual Meeting, your proxy (one of the individuals named on your Proxy Card) will vote your shares in his or her discretion.

What is the effect of giving a proxy?

Proxies are solicited by and on behalf of our Board. Warner Biddle and Ryan Jones have been designated as proxy holders by our Board. When proxies are properly dated, executed and returned, the shares represented by such proxies will be voted at the Annual Meeting in accordance with the instructions of the stockholder. If no specific instructions are given, however, the shares will be voted in accordance with the recommendations of our Board as described above. If any matters not described in this Proxy Statement are properly presented at the Annual Meeting, the proxy holders will use their own judgment to determine how to vote the shares. If the Annual Meeting is adjourned, the proxy holders can vote the shares on the new Annual Meeting date as well, unless you have properly revoked your proxy instructions, as described below.

How are proxies solicited for the Annual Meeting and who is paying for such solicitation?

Our Board is soliciting proxies for use at the Annual Meeting by means of the proxy materials. We will pay for the entire cost of soliciting proxies. In addition to these mailed proxy materials, our directors, officers and employees may also solicit proxies in person, by telephone or by other means of communication. Directors, officers and employees will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners.

Why did I receive the Notice of Internet Availability instead of a full set of proxy materials?

In accordance with the rules of the SEC, we have elected to furnish our proxy materials, which include this Proxy Statement and the Form 10-K, primarily via the Internet. Stockholders may request to receive proxy materials in printed form by mail or electronically by e-mail by following the instructions contained in the Notice of Internet Availability. We encourage stockholders to take advantage of the availability of our proxy materials on the Internet to help reduce the environmental impact of our annual meetings of stockholders.

What does it mean if I receive more than one Notice of Internet Availability?

If you receive more than one Notice of Internet Availability, your shares are registered in more than one name or are registered in different accounts. In order to vote all the shares you own, you must either sign and return all of the Proxy Cards or follow the instructions for any alternative voting procedure on each of the Proxy Cards.

I share an address with another stockholder, and we received only one paper copy of the proxy materials. How may I obtain an additional copy of the proxy materials?

We are sending only one set of the proxy materials and the Form 10-K to multiple stockholders who share the same address unless we received contrary instructions from one or more of the stockholders. This practice, known as “householding,” reduces our printing and mailing costs. Stockholders who participate in “householding” will continue to be able to access and receive separate Proxy Cards. Upon written or oral request, we will promptly deliver a separate copy of the proxy materials and the Form 10-K to any stockholder at a shared address to which we delivered a single copy of any of these documents. To receive a separate copy, or, if you are receiving multiple copies, to request that we only send a single copy of next year’s proxy materials and annual report, you may direct your written request to: Secretary, Kyverna Therapeutics, Inc., 5980 Horton St., STE 550, Emeryville, California 94608.

Stockholders who hold shares in “street name” may contact their broker, bank or other agent to request information about “householding.”

Can I revoke or change my vote after submitting my proxy?

Yes. You can revoke your proxy or change your proxy instructions at any time before the final vote at the Annual Meeting. If you are the record holder of your shares, you may revoke your proxy in any one of three ways:

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You may submit another properly completed proxy with a later date by mail, telephone or the internet.
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You may send a written notice that you are revoking your proxy to the Secretary of the Company at Kyverna Therapeutics, Inc., 5980 Horton St., STE 550, Emeryville, California 94608.
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You may attend the Annual Meeting online at www.virtualshareholdermeeting.com/KYTX2025 and vote by following the instructions at www.proxyvote.com. Please have your 16-digit control number(s) available that appears on your Notice of Internet Availability or Proxy Card (if applicable). Simply attending the Annual Meeting online will not, by itself, revoke your proxy.

If your shares are held by your broker, you should follow the instructions provided by them.

Will my vote be kept confidential?

Yes, your vote will be kept confidential and not disclosed to us unless:

•
required by law;
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you expressly request disclosure on your proxy; or
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there is a proxy contest.

Do our executive officers and directors have an interest in any of the matters to be acted upon at the Annual Meeting?

Beth Seidenberg, M.D. and Fred E. Cohen, M.D., D.Phil. each have an interest in Proposal No. 1 (the election of directors), as each nominee is currently a member of our Board. Members of our Board and our executive officers do not have any interest in Proposal No. 2 (the ratification of the appointment of our independent registered public accounting firm and independent auditor).

Will members of the Board attend the Annual Meeting?

We encourage, but do not require, the members of our Board to attend the Annual Meeting. Those who do attend will be available to answer appropriate questions from stockholders.

How do I attend the virtual Annual Meeting?

The live audio webcast of the Annual Meeting will begin promptly at 11:00 a.m. Pacific Time on May 29, 2025. Online access to the audio webcast will open approximately 15 minutes prior to the start of the Annual Meeting to allow time for our stockholders to log in and test their devices’ audio system. We encourage you to access the Annual Meeting in advance of the designated start time.

To attend the Annual Meeting, stockholders will need to follow instructions at www.proxyvote.com. Please have your 16-digit control number(s) available that appears on your Notice of Internet Availability or Proxy Card (if applicable).

Is technical assistance provided before and during the virtual Annual Meeting?

Beginning 15 minutes prior to the start of and during the virtual Annual Meeting, we will have a support team ready to assist stockholders with any technical difficulties they may have accessing or hearing the virtual meeting.

If you encounter any difficulties accessing the virtual meeting during the check-in or meeting time, please call the technical support number that will be posted on the virtual stockholder meeting log in page.

When are stockholder proposals due for next year’s annual meeting?

To be considered for inclusion in next year’s proxy materials, your proposal must be submitted in writing by December 15, 2026, to the Secretary of the Company at Kyverna Therapeutics, Inc., 5980 Horton St., STE 550, Emeryville, California 94608; provided, that if the date of the 2026 annual meeting is earlier than 30 days from May 29, 2026 the deadline is a reasonable time before we begin to print and send our proxy materials for next year’s annual meeting. Pursuant to our bylaws, in order for a stockholder to present a proposal for next year’s annual meeting, other than proposals to be included in the proxy statement as described above, or to nominate a director, you must do so between January 29, 2026 and February 28, 2026; provided, that if the date of that annual meeting is more than 30 days before or more than 60 days after May 29, 2026, you must give notice no earlier than 120 days prior to the date of the 2026 annual meeting date and no later than the later of (a) the 90th day prior to the 2026 annual meeting date or (b) the 10th day following the day on which public disclosure of the 2026 annual meeting date is first made. You are also advised to review our bylaws, which contain additional requirements about advance notice of stockholder proposals and director nominations. In addition to satisfying the foregoing requirements under our bylaws, to comply with the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than our nominees must provide notice that sets forth the information required by Rule 14a-19 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), no later than 60 calendar days prior to the anniversary of the previous year’s annual meeting (i.e., no later than March 30, 2026 for the 2026 annual meeting of stockholders).

What is the quorum requirement?

A quorum of stockholders is necessary to hold a valid meeting. A quorum will be present if the holders of a majority in voting power of the shares of common stock issued and outstanding and entitled to vote are present in person, by remote communication, if applicable, or represented by proxy at the Annual Meeting. On the Record Date, there were 43,218,873 shares outstanding and entitled to vote. Accordingly, 21,609,437 shares must be represented by stockholders present at the Annual Meeting online or by proxy to have a quorum.

Your shares will be counted toward the quorum only if you submit a valid proxy or vote at the Annual Meeting online. Abstentions and broker non-votes will be counted toward the quorum requirement. If there is no quorum, either the chair of the Annual Meeting or a majority in voting power of the stockholders entitled to vote at the Annual Meeting, present in person, by remote communication, if applicable, or represented by proxy, may adjourn the Annual Meeting to another time or place.

How can I find out the results of the voting at the Annual Meeting?

Voting results will be announced by the filing of a Current Report on Form 8-K within four business days after the Annual Meeting. If final voting results are unavailable at that time, we will file an amended Current Report on Form 8-K within four business days of the day the final results are available.

Implications of being an “emerging growth company”

We are an “emerging growth company” as that term is used in the Jumpstart Our Business Startups Act of 2012 (the “JOBS Act”) and, as such, have elected to comply with certain reduced public company reporting requirements. These reduced reporting requirements include reduced disclosure about our executive compensation arrangements and no non-binding advisory votes on executive compensation.

We will remain an emerging growth company until the earlier of (a) the last day of the year following the fifth anniversary of the consummation of our initial public offering (“IPO”), (b) the last day of the year in which we have total annual gross revenue of at least $1.235 billion, (c) the last day of the year in which we are deemed to be a large accelerated filer, which means the market value of our common stock that is held by non-affiliates exceeds $700 million as of the last business day of the second quarter of such year, or (d) the date on which we have issued more than $1.0 billion in non-convertible debt during the prior three-year period.

PROPOSAL NO. 1

ELECTION OF DIRECTORS

Our Board is divided into three classes. Each class consists, as nearly as possible, of one‑third of the total number of directors, and each class has a staggered, three-year term. Unless the Board determines that vacancies (including vacancies created by increases in the number of directors) shall be filled by the stockholders, and except as otherwise provided by law, vacancies on the Board may be filled only by the affirmative vote of a majority of the remaining directors. A director elected by the Board to fill a vacancy (including a vacancy created by an increase in the number of directors) shall serve for the remainder of the full term of the class of directors in which the vacancy occurred and until such director’s successor is elected and qualified.

The Board currently consists of eight seated directors, divided into the following three classes:

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Class I directors: Beth Seidenberg, M.D. and Fred E. Cohen, M.D., D.Phil., whose current terms will expire at the Annual Meeting;
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Class II directors: Ian Clark, Christi Shaw and Steve Liapis, Ph.D., whose current terms will expire at the annual meeting of stockholders to be held in 2026; and
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Class III directors: Warner Biddle, Mert Aktar and Daniel K. Spiegelman, whose current terms will expire at the annual meeting of stockholders to be held in 2027.

At each annual meeting of stockholders, the successors to directors whose terms will then expire will be elected to serve from the time of election and qualification until the third subsequent annual meeting of stockholders.

Drs. Seidenberg and Cohen have been nominated to serve as Class I directors and have agreed to stand for reelection. If elected, each of Dr. Seidenberg and Dr. Cohen will hold office from the date of her or his election by the stockholders until the third subsequent annual meeting of stockholders in 2028 or until her or his successor is elected and has been qualified, or until her or his earlier death, resignation or removal.

Shares represented by executed proxies will be voted, if authority to do so is not withheld, for the election of the two nominees named below. In the event that any nominee should be unavailable for election as a result of an unexpected occurrence, such shares will be voted for the election of such substitute nominee as the Board may propose. Drs. Seidenberg and Cohen have each agreed to serve if elected, and management has no reason to believe that either Dr. Seidenberg or Dr. Cohen will be unable to serve. Directors are elected by a plurality of the votes cast at the Annual Meeting.

The following table sets forth, for the Class I nominees who are currently standing for re‑election, and for our other current directors who will continue in office after the Annual Meeting, information with respect to their ages as of April 14, 2025 and position/office held within the Company:

Name	Age	Position/Office Held With the Company	Director Since
Class I Directors whose terms expire at the Annual Meeting
Beth Seidenberg, M.D.(1)(2)(3)	68	Director	2018
Fred E. Cohen, M.D., D.Phil.(1)(3)	68	Director	2018
Class II Directors whose terms expire at the 2026 Annual Meeting of Stockholders
Ian Clark(2)	64	Director	2021
Christi Shaw(1)(2)	58	Director	2024
Steve Liapis, Ph.D.(3)(4)	37	Director	2022
Class III Directors whose terms expire at the 2027 Annual Meeting of Stockholders
Warner Biddle	58	Chief Executive Officer and Director	2024
Mert Aktar(3)(4)	46	Director	2024
Daniel K. Spiegelman(4)	66	Director	2021

(1)
Member of the Compensation Committee.
(2)
Member of the Nominating and Corporate Governance Committee.
(3)
Member of the Science and Technology Committee.
(4)
Member of the Audit Committee.

Set forth below is biographical information for the nominees and each person whose term of office as a director will continue after the Annual Meeting. The following includes certain information regarding our directors’ individual experience, qualifications, attributes and skills that led the Board to conclude that they should serve as directors.

Nominees for Election to a Three-Year Term Expiring at the 2028 Annual Meeting of Stockholders

Beth Seidenberg, M.D., has served as a member of our Board since September 2018. Dr. Seidenberg is a managing director of Westlake BioPartners, a life science venture capital firm she founded in September 2018. Since May 2005, Dr. Seidenberg has been a general partner at Kleiner Perkins Caufield & Byers, LLC, a venture capital firm, where she has primarily focused on life sciences investing. Dr. Seidenberg was previously the Senior Vice President, Head of Global Development and Chief Medical Officer at Amgen, Inc. (Nasdaq: AMGN). In addition, Dr. Seidenberg was a senior executive in research and development at Bristol-Myers Squibb Company (NYSE: BMY) and Merck & Co., Inc. (NYSE: MRK). From February 2008 to September 2019, Dr. Seidenberg served as a director of Epizyme, Inc. Dr. Seidenberg served on the boards of directors of TESARO, Inc., ARMO BioSciences, Inc., Atara Biotherapeutics, Inc. (Nasdaq: ATRA) and Progyny, Inc. (Nasdaq: PGNY), from June 2011 to January 2019, December 2012 to

June 2018, August 2012 to June 2023 and May 2010 to November 2024, respectively. Dr. Seidenberg serves on the boards of directors of Vera Therapeutics, Inc. (Nasdaq: VERA), Acelyrin, Inc. (Nasdaq: SLRN), Sagimet Biosciences, Inc. (Nasdaq: SGMT) and several privately held life sciences companies. Dr. Seidenberg holds a Bachelor of Arts degree in biology and anthropology from Barnard College and attended medical school at the University of Miami School of Medicine. She completed her medical residency at Johns Hopkins University and George Washington University, and Fellowship at the National Institutes of Health.

We believe Dr. Seidenberg is qualified to serve on our Board because of her training as a physician and her experience in the life sciences industry as a senior executive and venture capitalist who has incubated and invested in over twenty-five biotechnology ventures.

Fred E. Cohen, M.D., D.Phil., has served as a member of our Board since September 2018. Since November 2017, Dr. Cohen has served as a Senior Managing Director of Vida Ventures, a venture capital firm that he co-founded in 2017. Dr. Cohen has also served as a co‑founder and Chairman of Monograph Capital Partners, a biotechnology venture capital fund, since July 2021. Dr. Cohen currently serves as a Senior Advisor to TPG, where he previously served as a Partner and founder of TPG Biotechnology, a life science venture capital fund, from 2001 to 2016. Dr. Cohen was also a co-founder and executive chairperson of privately held Cell Design Labs, which was acquired by Gilead Sciences, Inc. (Nasdaq: GILD) in December 2017. From 1980 through 2014, Dr. Cohen was at the University of California, San Francisco (UCSF), where he held various responsibilities as a research scientist, an Internist for hospitalized patients, a consulting Endocrinologist and as the Chief of the Division of Endocrinology and Metabolism. Dr. Cohen’s research interests included structure-based drug design, prion diseases, computational biology and heteropolymer chemistry. Dr. Cohen has published over 200 peer-reviewed articles, participated as a co-inventor on over 10 patents and has served as an editor or editorial board member of several international scientific journals. Dr. Cohen received his Bachelor of Science degree in Molecular Biophysics and Biochemistry from Yale University, his D.Phil. in Molecular Biophysics from the University of Oxford on a Rhodes Scholarship, his M.D. from Stanford University and his postdoctoral training and postgraduate medical training in Internal Medicine and Endocrinology at UCSF. He is a Fellow of the American College of Physicians and the American College of Medical Informatics and a member of the American Society for Clinical Investigation and Association of American Physicians. Dr. Cohen has received several awards for his work, including a Searle Scholarship, Young Investigator Awards from the Endocrine Society and the Western Society for Clinical Investigation and the LVMH Science pour l’art prize (shared with Stanley Prusiner). Dr. Cohen was elected to the National Academy of Medicine in 2004, and the American Academy of Arts and Sciences in 2008. Dr. Cohen currently serves on the boards of directors of several biotechnology and pharmaceutical organizations, including CareDx, Inc. (Nasdaq: CDNA), Progyny, Inc. (Nasdaq: PGNY) and Intellia Therapeutics, Inc. (Nasdaq: NTLA). He is a past member of the boards of UroGen Pharma Ltd. (Nasdaq: URGN), Quintiles Transnational (merged with IQVIA Holdings (NYSE: IQV)), Biocryst (Nasdaq: BCRX), Genomic Health (acquired by Exact Sciences Corp.) (Nasdaq: GHDX), Tandem Diabetes Care, Inc. (Nasdaq: TNDM), Five Prime Therapeutics, Inc. (Nasdaq: FPRX, acquired by Amgen Inc.), Roka Bioscience, Inc. (Nasdaq: ROKA) and Veracyte, Inc. (Nasdaq: VCYT).

We believe Dr. Cohen is qualified to serve on our Board because of his extensive experience in the biotechnology industry, including providing strategic advice and oversight to biopharmaceutical companies, as well as his financial and medical knowledge and experience.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE

FOR THE ELECTION OF THE NAMED NOMINEES.

Directors Continuing in Office Until the 2026 Annual Meeting of Stockholders

Ian Clark has served as Chairperson of our Board and as a member of our Board since September 2021. Mr. Clark has more than 35 years of experience in the biotechnology and pharmaceutical industry, most recently serving as Chief Executive Officer and member of the board of directors for Genentech, Inc., until his retirement in December 2016. During his seven-year tenure as Chief Executive Officer of Genentech, Mr. Clark and his team brought eleven new medicines to market for patients with rheumatoid arthritis, idiopathic pulmonary fibrosis and various types of cancer. Prior to that, Mr. Clark served as the Executive Vice President and Head of Global Product Strategy of the Roche Group from April 2009 to December 2009. Prior to his time at the Roche Group, Mr. Clark held several senior management positions at Genentech Inc. from January 2003 to March 2009, including Executive Vice President, Commercial Operations and Senior Vice President, General Manager of BioOncology. Prior to joining Genentech, Mr. Clark spent 23 years in the biopharmaceutical industry holding several positions of increasing responsibility at Novartis AG (NYSE: NVS, SIX: NOVN), Sanofi (Nasdaq: SNY), Ivax and Searle, working in the U.S., United Kingdom, Canada, Eastern Europe and France. Currently, Mr. Clark is on the board of directors of several public biopharmaceutical and biotechnology companies, including Takeda Pharmaceutical Company Limited (NYSE: TAK), Corvus Pharmaceuticals, Inc. (Nasdaq: CRVS), Guardant Health, Inc. (Nasdaq: GH), Olema Pharmaceuticals, Inc. (Nasdaq: OLMA) and GoodRx Holdings, Inc. (Nasdaq: GDRX). Mr. Clark previously served on the boards of and Avrobio, Inc. (Nasdaq: AVRO), Agios Pharmaceuticals, Inc. (Nasdaq: AGIO), Forty Seven, Inc., Shire Pharmaceuticals, Inc., Kite Pharma, Inc., TerraVia Holdings, Inc., Gyroscope Therapeutics Limited, Dendreon Pharmaceuticals LLC and Vernalis (R&D) Limited. Mr. Clark serves as an advisor to KKR & Co., Inc., and was previously on the Board of Biotechnology Industry Association, on the BioFulcrum Board of the Gladstone Institute and on the Economic Advisory Council of the 12th District of the Federal Reserve. In addition, he served as an advisor to Blackstone Life Sciences, formerly Clarus Ventures, LLC, a venture capital firm, from September 2017 to September 2020, as well as to Perella Weinberg Partners LP and Lazard Ltd. Mr. Clark received his Bachelor of Science in Biological Sciences and an Honorary Doctorate of Science from Southampton University in the United Kingdom.

We believe Mr. Clark is qualified to serve on our Board because of his vast experience in the biopharmaceutical industry, combined with his experience serving on the boards of directors of successful, high-growth public and private companies.

Christi Shaw has served as a member of our Board since September 2024. Ms. Shaw is a seasoned healthcare executive with over 30 years of experience in the biopharmaceutical industry. Most recently, she served as Chief Executive Officer of Kite Pharma, Inc., a Gilead company specializing in the development of cancer immunotherapies, from August 2019 to March 2023. Ms. Shaw has served on the board of directors of Beam Therapeutics Inc. (Nasdaq: BEAM) since

December 2023, and on the board of directors for ReAlta Life Sciences, Inc. since January 2024. Ms. Shaw also served as a director of Avantor, Inc. (NYSE: AVTR) from November 2018 through May 2024. From April 2017 to August 2019, she served as Senior Vice President of Eli Lilly & Co. (NYSE: LLY), a global healthcare company, and President of Lilly Bio-Medicines, the business within Eli Lilly Company that comprised its neuroscience and immunology divisions. From 2014 to 2016, Ms. Shaw served as U.S. country head and President of Novartis Pharmaceutical Corporation, a global healthcare company, and from 2010 to 2014, as North American region head of Novartis Oncology. Prior to 2010, Ms. Shaw held several leadership positions at Johnson & Johnson, Inc. (NYSE: JNJ). Previously, she served as an executive committee member of the Biotechnology Innovation Organization. Ms. Shaw is also the co-founder of the More Moments More Memories Foundation, which assists people with cancer and their caregivers. Ms. Shaw is also an advisor for Family Reach’s Clinical Trial Access Program, which she co-founded with her sister (More Moments More Memories) to assist people with cancer access clinical trials. Ms. Shaw holds a B.B.A. in Marketing from Iowa State University and an M.B.A. from the University of Wisconsin.

We believe that Ms. Shaw is qualified to serve on our Board because of her extensive experience in executive positions with several biopharmaceutical companies and her experience serving on the boards of several life science companies.

Steve Liapis, Ph.D. has served as a member of our Board since November 2022. Dr. Liapis is a Managing Director at Northpond Ventures where he focuses on biotechnology platforms and therapeutics and leads Northpond’s newco incubation efforts with the Wyss Institute at Harvard and the School of Engineering at MIT. Dr. Liapis is a board director at Garuda Therapeutics, Inc., Incendia Therapeutics, Inc., Totus Medicines, Inc., Opna Bio LLC, Aro Biotherapeutics Company, and Weaver Biosciences, Inc. Previously, Dr. Liapis was Director of Portfolio Decision Resources at Sanofi (Nasdaq: SNY), where he led global strategy and resource prioritization for Sanofi Oncology. Prior to Sanofi, Dr. Liapis was Head of Strategy at Arbor Biotechnologies and served in leadership positions at L.E.K. Consulting where he focused on research and development and commercial strategy for immuno-oncology, as well as advanced therapeutic modalities including gene therapy, gene editing and cell therapy. Dr. Liapis holds a Ph.D. in molecular biology from Harvard University where he trained in the laboratory of Dr. John Rinn, focusing on the discovery and molecular characterization of novel long noncoding RNAs (lncRNAs), as well as identifying the role of lncRNAs in disease pathogenesis. He also holds a Master’s Degree in genetics and plant biology from Yale University and an undergraduate degree in environmental science from Stockton College.

We believe Dr. Liapis is qualified to serve on our Board because of his vast experience in biotechnology platforms and therapeutics and focus on the areas of global, research and development and commercial strategy.

Directors Continuing in Office Until the 2027 Annual Meeting of Stockholders

Warner Biddle has served as our Chief Executive Officer and a member of our Board since September 2024. Mr. Biddle previously worked at Kite Pharma, Inc. from August 2020 to September 2024, where he served as Senior Vice President and Global Head of Commercial. Prior to that, Mr. Biddle served as Vice President and Franchise Head for the Breast/Gynecologic and

Skin Cancer Franchises at Genentech from January 2018 to August 2020. During his prolific tenure, he led the cross-functional strategy and launches for several key commercial and pipeline products while driving significant portfolio growth. Prior to his oncology roles, Mr. Biddle served as Vice President, Sales and Marketing for Ophthalmology at Genentech from November 2013 to December 2015, and also held various global leadership roles in Europe and Canada across multiple therapeutic disease areas at Novartis and GlaxoSmithKline. Mr. Biddle earned a Bachelor’s Degree in Commerce with Honors from the University of Saskatchewan.

We believe that Mr. Biddle is qualified to serve as a member of our Board due to his extensive experience as an executive in the biopharmaceutical industry across numerous therapeutic areas.

Mert Aktar has served as a member of our Board since October 2024. Mr. Aktar is an accomplished life sciences industry executive with over twenty years of multinational experience in bridging science and business in pharmaceuticals and biotechnology. He has served as Chief Executive Officer of Receptive Bio, Inc., a privately held biotechnology company based in Southern California, since February 2024. Prior to joining Receptive Bio, Inc., Mr. Aktar was the Senior Vice President and Global Head of Corporate Development & Strategy at Kite Pharma, Inc., from April 2020 to September 2023, where he played a key leadership role in shaping the future direction of Kite and establishing it as a global leader in cell therapy. Mr. Aktar led numerous deals strengthening Kite’s R&D portfolio, including expansion in Asia, facilitating regulatory approval and commercial launch of the first autologous cell therapy product in China, and transfer of commercial rights from Daiichi Sankyo and regulatory approval and commercial launch of Yescarta in Japan. Prior to joining Kite, Mr. Aktar served as Vice President and Head of Business Development and Corporate Development at Unum Therapeutics Inc. from May 2019 to March 2020. Prior to that, Mr. Aktar held a number of senior leadership positions at Shire plc (now Takeda Pharmaceutical Company Limited) from April 2011 to May 2019, most recently serving as the Global Head of Hematology and Immunology Business Development from November 2017 to May 2019. While at Shire, Mr. Aktar facilitated the company’s acquisitions of Baxalta Inc. and Dyax Corp., and orchestrated Shire’s inaugural SEC-registered debt offering. Mr. Aktar held senior leadership positions at large biotech and pharma organizations across diverse modalities (cell therapy, gene therapy, nucleotide-based therapies, antibody therapeutics and small molecules) and therapeutic areas (oncology, hematology, immunology, rare genetic diseases and neuroscience). Mr. Aktar has served on the board of directors of ReAlta Life Sciences, Inc. since January 2024. Mr. Aktar holds an MBA from MIT Sloan School of Management, a B.S. in Chemical Engineering from Worcester Polytechnic Institute, and an M.S. in Engineering Management from Tufts University.

We believe that Mr. Aktar is qualified to serve as a member of our Board due to his education and extensive experience as an executive officer in the biopharmaceutical and biotechnology industries.

Daniel K. Spiegelman has served as a member of our Board since April 2021. Mr. Spiegelman has over 25 years of biotech finance experience. Mr. Spiegelman was most recently Chief Financial Officer and Executive Vice President of BioMarin Pharmaceutical Inc. (Nasdaq: BMRN), a biotechnology company focused on developing, manufacturing and commercializing treatments for rare genetic disorders, from 2012 to 2020. Mr. Spiegelman oversaw growth from

$500M to $2.0B in revenues with sales in 70 countries and from $4B to $15B market cap. Prior to BioMarin, Mr. Spiegelman served as Chief Financial Officer and Senior Vice President of CV Therapeutics, Inc. for 11 years from 1998 through its sale in 2009 to Gilead Sciences, Inc. (Nasdaq: GILD). From July 1991 to January 1998, Mr. Spiegelman served in various roles at Genentech, Inc. (now a member of the Roche Group), most recently as Treasurer. Mr. Spiegelman currently provides consulting and board services to various life sciences companies. He currently serves as a member of the board of directors and audit committee chair of Spruce Biosciences, Inc. (Nasdaq: SPRB), Maze Therapeutics Inc. (Nasdaq: MAZE) and vTv Therapeutics Inc. (Nasdaq: VTVT), and serves on the boards of directors of several private biotechnology companies, including Tizona Therapeutics, Inc. and Bluejay Therapeutics, Inc. From 2020 to 2024, he served as a member of the board of directors of Myriad Genetics, Inc. (Nasdaq: MYGN), and from 2020 to 2024, he served as a member of the board of directors of Opthea Limited (Nasdaq: OPT). Mr. Spiegelman also serves as venture partner at Samsara BioCapital. Mr. Spiegelman received his Master’s in Business Administration from the Stanford Graduate School of Business and a Bachelor’s in Economics from Stanford University.

We believe Mr. Spiegelman is qualified to serve on our Board because of his important expertise in finance in the healthcare industry based on his extensive experience in several senior finance positions at major pharmaceutical companies.

PROPOSAL NO. 2

RATIFICATION OF THE APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AND INDEPENDENT AUDITOR

Appointment of Independent Registered Public Accounting Firm and Independent Auditor

The Audit Committee of our Board (the “Audit Committee”) has appointed BDO USA, P.C. (“BDO”), as our independent registered public accounting firm and independent auditor for the year ending December 31, 2025, and is seeking ratification by our stockholders of such appointment at the Annual Meeting. Representatives of BDO are expected to be in attendance online at the Annual Meeting. They will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions.

Neither our bylaws nor other governing documents or law require stockholder ratification of the appointment of BDO as our independent registered public accounting firm and independent auditor. However, the Audit Committee is submitting the appointment of BDO to our stockholders for ratification as a matter of good corporate practice. If our stockholders fail to ratify the appointment, the Audit Committee will reconsider whether or not to retain BDO. Even if the appointment is ratified, the Audit Committee in its discretion may direct the appointment of a different independent registered public accounting firm and independent auditor at any time during the year if it determines that such a change would be in the best interests of the Company and our stockholders.

Principal Accountant Fees and Services

The following table summarizes the aggregate fees paid or accrued by us for professional services provided by BDO, our independent registered public accounting firm, in the fiscal years ended December 31, 2024 and December 31, 2023.

	2024	2023
Audit Fees(1)	$909,285	$883,385
Audit-Related Fees	—	—
Tax Fees(2)	—	70,232
All Other Fees	—	—
Total Fees	$909,285	$953,617

(1)
Audit fees consist of professional services rendered for the audits of our financial statements, review of interim financial statements, assistance with registration statements filed with the SEC and services that are normally provided by the independent registered public accounting firm in connection with statutory and regulatory filings or engagements. Audit fees for the years ended December 31, 2024 and 2023 included $411,000 and $582,000, respectively, incurred in connection with the filing of our Registration Statement on Form S-1 in connection with our IPO in February 2024.
(2)
Tax fees include fees for professional services related to tax compliance and reporting.

All of the services described above were pre-approved by our Audit Committee. The Audit Committee concluded that the provision of these services by BDO would not affect its independence.

Pre-Approval Policies and Procedures

The Audit Committee has adopted a policy for the pre-approval of audit and non-audit services rendered by our independent registered public accounting firm, BDO USA, P.C. The policy generally pre-approves specified services in the defined categories of audit services, audit-related services and tax services up to specified amounts. Pre-approval may also be given as part of the Audit Committee’s approval of the scope of the engagement of the independent registered public accounting firm or on an individual case-by-case basis before the independent registered public accounting firm is engaged to provide each service. The pre-approval of services may be delegated to one or more of the Audit Committee’s members, but the decision must be reported to the full Audit Committee at its next scheduled meeting. By the adoption of this policy, the Audit Committee has delegated the authority to pre-approve services to the Chairperson of the Audit Committee, subject to certain limitations.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE RATIFICATION OF THE APPOINTMENT OF BDO AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AND INDEPENDENT AUDITOR.

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

The Audit Committee is a committee of our Board comprised solely of independent directors as required by the listing standards of The Nasdaq Stock Market LLC and the rules and regulations of the SEC.

In the performance of its oversight function, the Audit Committee has:

•
reviewed and discussed the audited financial statements with management and BDO USA, P.C. (“BDO”);
•
discussed with BDO the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”) and the SEC; and
•
received the written disclosures and the letter from BDO required by applicable requirements of the PCAOB regarding BDO’s communications with the Audit Committee concerning independence, and has discussed with BDO BDO’s independence.

Based on the Audit Committee’s review and discussions with management and BDO, the Audit Committee recommended to our Board that the audited financial statements be included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2024 for filing with the SEC.

Respectfully submitted by the members of the Audit Committee of the Board of Directors:

AUDIT COMMITTEE

Daniel K. Spiegelman, Chairperson

Steve Liapis, Ph.D.

Mert Aktar

The foregoing report of the Audit Committee is required by the SEC, is not “soliciting material,” and, in accordance with the SEC’s rules, will not be deemed to be part of or incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933, as amended (the “Securities Act”), or under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), except to the extent that we specifically incorporate this information by reference, and will not otherwise be deemed “soliciting material” or “filed” under either the Securities Act or the Exchange Act.

CORPORATE GOVERNANCE

Code of Business Conduct and Ethics

We have adopted a Code of Business Conduct and Ethics that applies to all of our employees, officers and directors, including those officers responsible for financial reporting. The Code of Business Conduct and Ethics is available on our website at https://ir.kyvernatx.com/corporate-governance/governance-overview. The Code of Business Conduct and Ethics contains general guidelines for conducting the business of our Company consistent with the highest standards of business ethics and is intended to qualify as a “code of ethics” within the meaning of Section 406 of the Sarbanes-Oxley Act of 2002 and Item 406 of Regulation S-K. In addition, we intend to promptly disclose: (1) the nature of any substantive amendment to our Code of Business Conduct and Ethics that applies to our principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions; and (2) the nature of any waiver, including an implicit waiver, from a provision of our Code of Business Conduct and Ethics that is granted to one of these specified officers, the name of such person who is granted the waiver and the date of the waiver on our website in the future to the extent required by the applicable rules and exchange requirements.

Corporate Governance Guidelines

We have adopted formal Corporate Governance Guidelines to enhance our governance effectiveness. Our Board adopted these Corporate Governance Guidelines in order to ensure that it has the necessary practices in place to review and evaluate our business operations as needed and to make decisions that are independent of our management. The Corporate Governance Guidelines are also intended to align the interests of directors with those of our stockholders. The Corporate Governance Guidelines set forth the practices our Board follows with respect to Board and committee composition and selection, Board meetings, and succession planning. A copy of our Corporate Governance Guidelines is available on our website at https://ir.kyvernatx.com/corporate-governance/governance-overview.

Independence of the Board of Directors

As required under The Nasdaq Stock Market LLC (“Nasdaq”) rules and regulations, a majority of the members of a listed company’s board of directors must qualify as “independent,” as affirmatively determined by such board. The Board consults with our counsel to ensure that the Board’s determinations are consistent with all relevant securities and other laws and regulations regarding the definition of “independent,” including those set forth in pertinent Nasdaq listing standards, as in effect from time to time.

Consistent with these considerations, our Board has determined that none of Beth Seidenberg, M.D., Fred E. Cohen, M.D., D.Phil., Ian Clark, Christi Shaw, Daniel K. Spiegelman, Mert Aktar or Steve Liapis, Ph.D., representing seven of our eight directors, following the Annual Meeting, assuming that all Class I directors are re-elected, has a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director and that each of these directors is “independent” as that term is defined under Nasdaq’s rules. The Nasdaq independence definition includes a series of objective tests, such as that the director is not, and has not been for at least three years, one of our employees and that neither the director nor any of his or her family members has engaged in various types of business dealings with us. In addition, as required by Nasdaq rules, our Board has made a subjective determination as to each independent director that no relationship exists, which, in the opinion of our Board, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. In making these determinations, our Board reviewed and discussed information provided by the directors and us with regard to each director’s business and personal activities and relationships as they may relate to us and our management. There are no family relationships among any of our directors or executive officers.

As required under Nasdaq rules and regulations, our independent directors meet in regularly scheduled executive sessions at which only independent directors are present. Each of the Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee of our Board is comprised entirely of directors determined by the Board to be independent within the meaning of Nasdaq and SEC rules and regulations applicable to the members of such committees.

Leadership Structure of the Board

Our Board recognizes that one of its key responsibilities is to evaluate and determine its optimal leadership structure so as to provide effective oversight of management. Our bylaws and Corporate Governance Guidelines provide our Board with flexibility to combine or separate the positions of Chairperson of our Board and Chief Executive Officer. Our Board believes that our existing leadership structure, under which Warner Biddle serves as our Chief Executive Officer and Ian Clark serves as Chairperson of our Board, is effective, provides the appropriate balance of authority between independent and non-independent directors, and achieves the optimal governance model for us and for our stockholders. Moreover, we believe that separating these positions allows our Chief Executive Officer to focus on our day-to-day business, while allowing the Chairperson of our Board to lead our Board in its fundamental role of providing advice to and independent oversight of management.

Our Board has concluded that our current leadership structure is appropriate at this time. However, our Board will continue to periodically review our leadership structure and may make such changes in the future as it deems appropriate.

Role of Board in Risk Oversight Process

Although management is responsible for the day-to-day management of the risks our Company faces, our Board and its committees take an active role in overseeing management of our risks and have the ultimate responsibility for the oversight of risk management. Our Board regularly reviews information regarding our operational, financial, legal and strategic risks. Specifically, senior management attends quarterly meetings of our Board, provides presentations on operations, including significant risks, and is available to address any questions or concerns raised by our Board.

In addition, the committees of our Board assist our Board in fulfilling its oversight responsibilities regarding risk. The Audit Committee coordinates our Board’s oversight of our internal control over financial reporting, disclosure controls and procedures, related party transactions and code of conduct, and management regularly reports to the Audit Committee on these areas. The Compensation Committee of our Board (the “Compensation Committee”) assists our Board in fulfilling its oversight responsibilities with respect to the management of risks arising from our compensation policies and programs. The Nominating and Corporate Governance Committee of our Board (the “Nominating and Corporate Governance Committee”) assists our Board in fulfilling its oversight responsibilities with respect to the management of risks associated with board organization, membership and structure, succession planning for our directors and executive officers, maintaining our Corporate Governance Guidelines and our corporate governance generally. When any of the committees receives a report related to material risk oversight, the chairperson of the relevant committee reports on the discussion to our full Board.

Board Committees

Our Board has the following standing committees: an Audit Committee, a Compensation Committee, a Nominating and Corporate Governance Committee and a Science and Technology Committee. Our Board may establish other committees to facilitate the management of our business. The composition and functions of each committee are described below.

Audit Committee

We have a separately designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Exchange Act. The Audit Committee is currently comprised of Daniel K. Spiegelman, Mert Aktar and Steve Liapis, Ph.D., with Mr. Spiegelman serving as Chairperson of the Audit Committee. Each member of the Audit Committee must be “independent” as defined under the applicable Nasdaq and SEC rules and “financially literate” under the Nasdaq rules. Our Board has determined that each member of the Audit Committee is “independent” and “financially literate” under the Nasdaq and SEC rules and that Mr. Spiegelman is an “audit committee financial expert” under the rules of the SEC. The responsibilities of the Audit Committee are included in a written charter. The Audit Committee acts on behalf of our Board in fulfilling our Board’s oversight responsibilities with respect to our corporate accounting and financial reporting processes, the systems of internal control over financial reporting and audits of financial statements, and also assists our Board in its oversight of the quality and integrity of our financial statements and reports and the qualifications, independence and performance of our independent registered public accounting firm. For this purpose, the Audit Committee performs several functions. The functions of the Audit Committee include, among others:

•
appointing, determining the compensation of, retaining, overseeing and evaluating our independent registered public accounting firm and any other registered public accounting firm engaged for the purpose of performing other review or attest services for us;

•
prior to commencement of the audit engagement, reviewing and discussing with the independent registered public accounting firm a written disclosure by the prospective independent registered public accounting firm of all relationships between us, or persons in financial oversight roles with us, and such independent registered public accounting firm or their affiliates;
•
determining and approving engagements of the independent registered public accounting firm, prior to commencement of the engagement, and the scope of and plans for the audit;
•
monitoring the rotation of partners of the independent registered public accounting firm on our audit engagement;
•
reviewing with management and the independent registered public accounting firm any fraud that includes management or other employees who have a significant role in our internal control over financial reporting and any significant changes in internal controls;
•
establishing and overseeing procedures for the receipt, retention and treatment of complaints regarding accounting, internal accounting controls or auditing matters and the confidential and anonymous submission by employees of concerns regarding questionable accounting or auditing matters;
•
reviewing the results of management’s efforts to monitor compliance with our programs and policies designed to ensure compliance with laws and rules;
•
assisting our Board in overseeing our risk management, including with respect to enterprise, financial and legal risk assessment, risk exposures and risk management;
•
overseeing our programs, policies and procedures related to our information technology systems, including information asset security, data protection, data privacy, cybersecurity and back-up of information systems, and steps taken to monitor, mitigate and control such exposures;
•
reviewing and establishing appropriate insurance coverage for our directors and executive officers; and
•
reviewing and discussing with management and the independent registered public accounting firm the results of the annual audit and the independent registered public accounting firm’s assessment of the quality and acceptability of our accounting principles and practices and all other matters required to be communicated to the Audit Committee by the independent registered public accounting firm under generally accepted accounting standards, the results of the independent registered public accounting firm’s review of our quarterly financial information prior to public disclosure and our disclosures in our periodic reports filed with the SEC.

The Audit Committee operates under a written charter that satisfies the applicable standards of the SEC and Nasdaq. A copy of the Audit Committee charter is available to security holders on our website at https://ir.kyvernatx.com/corporate-governance/governance-overview.

Compensation Committee

The Compensation Committee is currently comprised of Beth Seidenberg, M.D., Fred E. Cohen, M.D., D.Phil. and Christi Shaw, with Dr. Seidenberg serving as Chairperson of the Compensation Committee. Our Board has determined that each member of the Compensation Committee is “independent” under the Nasdaq rules and all applicable laws. Each of the members of the Compensation Committee is also a “nonemployee director” as that term is defined under Rule 16b-3 of the Exchange Act and an “outside director” as that term is defined in Treasury Regulation Section 1.162-27(3). The Compensation Committee acts on behalf of our Board to fulfill our Board’s responsibilities in overseeing our compensation policies, plans and programs, and in reviewing and determining the compensation to be paid to our executive officers and non-employee directors. The responsibilities of the Compensation Committee are included in its written charter. The functions of the Compensation Committee include, among others:

•
reviewing the effectiveness of our overall compensation strategy to assure that it promotes stockholder interests and supports our strategic and tactical objectives, and that it provides appropriate rewards and incentives for our management and employees, taking into account whether such rewards and incentives encourage undue or inappropriate risk-taking by such personnel;
•
reviewing, modifying and approving (or, if it deems appropriate, making recommendations to our Board regarding) our overall compensation strategy and policies, and reviewing, modifying and approving corporate performance goals and objectives relevant to the compensation of our executive officers and other senior management;
•
determining and approving (or, if it deems appropriate, recommending to our Board for determination and approval) the compensation and terms of employment of our Chief Executive Officer, including seeking to achieve an appropriate level of risk and reward in determining the long-term incentive component of our Chief Executive Officer’s compensation;
•
determining and approving (or, if it deems appropriate, recommending to our Board for determination and approval) the compensation and terms of employment of our executive officers and other members of senior management;
•
reviewing and approving (or, if it deems appropriate, making recommendations to our Board regarding) the terms of employment agreements, severance agreements, change‑of‑control protections and other compensatory arrangements for our executive officers and other senior management;

•
conducting periodic reviews of the base compensation levels of all of our employees generally;
•
reviewing and approving the type and amount of compensation to be paid or awarded to non‑employee directors;
•
reviewing and approving the adoption, amendment and termination of our stock option plans, stock appreciation rights plans, pension and profit sharing plans, incentive plans, stock bonus plans, stock purchase plans, bonus plans, deferred compensation plans, 401(k) plans, supplemental retirement plans and similar programs, if any, and administering all such plans, establishing guidelines, interpreting plan documents, selecting participants, approving grants and awards and exercising such other power and authority as may be permitted or required under such plans;
•
reviewing our incentive compensation arrangements to determine whether such arrangements encourage excessive risk-taking, reviewing and discussing at least annually the relationship between our risk management policies and practices and compensation and evaluating compensation policies and practices that could mitigate any such risk; and
•
reviewing human capital management strategies, programs and policies, including, but not limited to, those regarding recruitment, retention, career development, diversity, equity and inclusion, pay equity, workplace culture and employee engagement.

In addition, once we cease to be an “emerging growth company,” as defined in the JOBS Act, the responsibilities of the Compensation Committee will also include:

•
reviewing and recommending to our Board for approval the frequency with which we conduct an advisory vote on executive compensation, taking into account the results of the most recent stockholder advisory vote on the frequency of the advisory vote on executive compensation, and reviewing and approving the proposals regarding the frequency of the advisory vote on executive compensation to be included in our annual meeting proxy statements; and
•
reviewing and discussing with management our Compensation Discussion and Analysis, and recommending to our Board that the Compensation Discussion and Analysis be approved for inclusion in our Annual Reports on Form 10-K, registration statements and our annual meeting proxy statements.

The Compensation Committee may delegate authority to our Chief Executive Officer to grant rights in, or options to purchase, shares of our common stock to eligible employees and consultants who are not executive officers, subject to certain limitations.

The Compensation Committee operates under a written charter that satisfies the applicable standards of the SEC and Nasdaq rules. A copy of the Compensation Committee charter is available to security holders on our website at https://ir.kyvernatx.com/corporate-governance/governance-overview.

Since 2023, the Compensation Committee has retained Aon Radford (“Radford”), a national executive compensation consulting firm, to conduct market research and analysis on our various executive positions, to assist the Compensation Committee in developing appropriate incentive plans for our executives on an annual basis, to provide the Compensation Committee with advice and ongoing recommendations regarding material executive compensation decisions, and to review compensation proposals proposed by management. In compliance with the proxy disclosure requirements under Regulation S-K established by the SEC regarding the independence of compensation consultants, Radford addressed each of the six independence factors established by the SEC with the Compensation Committee. Each of the responses affirmed the independence of Radford on executive compensation matters. Based on this assessment, the Compensation Committee determined that the engagement of Radford does not raise any conflicts of interest or similar concerns.

Nominating and Corporate Governance Committee

The Nominating and Corporate Governance Committee is currently comprised of Ian Clark, Christi Shaw and Beth Seidenberg, M.D., with Mr. Clark serving as Chairperson of the Nominating and Corporate Governance Committee. Our Board has determined that each member of the Nominating and Corporate Governance Committee is “independent” under the Nasdaq rules and all applicable laws. The responsibilities of the Nominating and Corporate Governance Committee are included in its written charter. The Nominating and Corporate Governance Committee acts on behalf of our Board to fulfill our Board’s responsibilities in overseeing all aspects of our nominating and corporate governance functions. The functions of the Nominating and Corporate Governance Committee include, among others:

•
evaluating composition, size, organization and governance of our Board and its committees to ensure that they appropriately reflect the knowledge, skills, integrity, ethics, diversity (including that of gender, sexual orientation, disability, age, race, ethnicity or national origin, global perspective and experience, business experience, functional expertise, stakeholder expectations, culture and geography) and other characteristics required to fulfill their respective duties and determine future requirements;
•
making recommendations to our Board regarding corporate governance issues;
•
identifying, reviewing and evaluating candidates to serve as directors (consistent with criteria approved by our Board);
•
determining the minimum qualifications for service on our Board;
•
reviewing and evaluating incumbent directors;

•
instituting and overseeing director orientation and director continuing education programs;
•
serving as a focal point for communication among candidates, non-committee directors and our management;
•
recommending to our Board for selection candidates to serve as nominees for director for the annual meeting of stockholders;
•
making other recommendations to our Board regarding matters relating to the directors;
•
reviewing succession plans for our Chief Executive Officer and our other executive officers;
•
reviewing and overseeing matters of corporate responsibility and sustainability, including potential long- and short-term trends and impacts to our business of environmental, social and governance issues, and our public reporting on these topics;
•
overseeing our environmental, social and governance programs and strategies; and
•
considering any recommendations for director nominees and proposals submitted by stockholders.

The Nominating and Corporate Governance Committee operates under a written charter that satisfies the applicable standards of the SEC and Nasdaq rules. A copy of the Nominating and Corporate Governance Committee charter is available to security holders on our website at https://ir.kyvernatx.com/corporate-governance/governance-overview.

Our Nominating and Corporate Governance Committee is responsible for reviewing with the Board, on an annual basis, the appropriate characteristics, skills and experience required for the Board as a whole and its individual members. In evaluating the suitability of individual candidates (both new candidates and current members), the Nominating and Corporate Governance Committee, in recommending candidates for election, and the Board, in approving (and, in the case of vacancies, appointing) such candidates, may take into account many factors, including, but not limited to, the following:

•
the highest ethical standards and integrity and a strong personal reputation;
•
a background that demonstrates experience and achievement in business, finance, pharmaceuticals, life sciences, regulatory matters, governance or other matters relevant to our business and activities;
•
a sound understanding of business strategy, corporate governance and the operations and role of the Board;

•
a willingness to act on and be accountable for the Board’s and, as applicable, the Board committee’s decisions;
•
a willingness to act in the best interests of the Company and its stockholders;
•
a willingness to assist and support our management;
•
an ability to provide reasoned, informed and thoughtful counsel to management on a range of issues affecting the Company and its stockholders;
•
an ability to work effectively and collegially with other individuals;
•
loyalty and commitment to driving our success and increasing long-term value for our stockholders;
•
no material personal, financial, professional or familial interest in any present or potential competitor of the Company;
•
sufficient time to devote to the Board and, as applicable, Board committee membership matters; and
•
meeting the independence requirements imposed by Nasdaq and the SEC with respect to Board and Board committee service.

Currently, our Board evaluates each individual in the context of the Board as a whole, with the objective of assembling a group that can best maximize the success of the business and represent stockholder interests through the exercise of sound judgment using its diversity of experience in these various areas.

The Nominating and Corporate Governance Committee will consider director candidates recommended by stockholders. For a stockholder to make any nomination for election to the Board at an annual meeting, the stockholder must provide notice to us, which notice must be delivered to, or mailed and received at, our principal executive offices not less than 90 days and not more than 120 days prior to the one-year anniversary of the preceding year’s annual meeting; provided, that if the date of the annual meeting is more than 30 days before or more than 60 days after such anniversary date, the stockholder’s notice must be delivered, or mailed and received, not more than the 120 days prior to such annual meeting and not later than the later of (i) 90 days prior to the date of the annual meeting or (ii) 10 days after the date on which public disclosure of the date of such annual meeting was first made. Further updates and supplements to such notice may be required at the times, and in the forms, required under our bylaws. As set forth in our bylaws, submissions must include the name and address of the proposed nominee, indirect and direct interests in our securities, information regarding the proposed nominee that is required to be disclosed in a proxy statement or other filings in a contested election pursuant to Section 14(a) under the Exchange Act, information regarding the proposed nominee’s indirect and direct material interests in any material contract or agreement between the nominating stockholder and any other participants in such solicitation, including all information that would be required to be disclosure pursuant to Item 404 under Regulation S-K, and a completed and signed questionnaire, representation and agreement of the proposed nominee. Our bylaws also specify further requirements as to the form and content of a stockholder’s notice. We recommend that any stockholder wishing to make a nomination for director review a copy of our bylaws, as amended and restated to date, which is available, without charge, from the Secretary of the Company, at Kyverna Therapeutics, Inc., 5980 Horton St., STE 550, Emeryville, California 94608.

Science and Technology Committee

The Science and Technology Committee of our Board (the “Science and Technology Committee”) is currently comprised of Fred E. Cohen, M.D., D.Phil., Beth Seidenberg, M.D., Steve Liapis, Ph.D. and Mert Aktar, with Dr. Cohen serving as Chairperson of the Science and Technology Committee. Our Board has determined that each member of the Science and Technology Committee is “independent” under the Nasdaq rules and all applicable laws. The functions of the Science and Technology Committee include, among others:

•
reviewing, evaluating and advising our Board regarding the long-term and strategic goals, and the quality and direction, of our science and technology programs and investments, including current and potential internal and external programs and investments;
•
assessing the progress of scientific program implementation and execution, including pipeline progress;
•
assessing the infrastructure and talent of our research and development organizations;
•
considering significant emerging science and technology issues and trends that may impact, or present an opportunity for, the Company; and
•
evaluating and advising the Board regarding the soundness, opportunities and risks associated with the products, programs and technologies in which the Company is, or is considering, investing its technology and research and development efforts, including risks and opportunities related to our manufacturing and regulatory strategies.

Meetings of the Board of Directors, Board and Committee Member Attendance and Annual Meeting Attendance

During 2024, our Board met ten times and acted by unanimous written consent twice, the Audit Committee met six times and did not act by unanimous written consent, the Compensation Committee met five times and acted by unanimous written consent five times, the Nominating and Corporate Governance Committee met twice and acted by unanimous written consent once and the Science and Technology Committee met four times and did not act by unanimous written consent. During 2024, each Board member attended at least 75% of the meetings of the Board and of the committees of the Board on which he or she served, in each case, to the extent appointed as a Board member at the relevant time of each meeting. We encourage all of our directors and nominees for director to attend our annual meeting of stockholders; however, attendance is not mandatory. We did not hold an annual meeting of stockholders in 2024.

Stockholder Communications with the Board of Directors

Should stockholders wish to communicate with the Board or any specified individual directors, such correspondence should be sent to the attention of the Secretary of the Company, at Kyverna Therapeutics, Inc., 5980 Horton St., STE 550, Emeryville, California 94608. The Secretary of the Company will forward any appropriate communication to the appropriate member or members of our Board, or if none is specified, to the Chairperson of our Board.

Compensation Committee Interlocks and Insider Participation

During 2024, our Compensation Committee consisted of Beth Seidenberg, M.D., Fred E. Cohen, M.D., D.Phil. and Steve Liapis, Ph.D. through October 19, 2024, and Dr. Seidenberg, Dr. Cohen and Christi Shaw commencing on October 20, 2024. None of the members of our Compensation Committee during 2024, nor any of the current members of our Compensation Committee, has at any time been one of our officers or employees. None of our executive officers currently serves, or in the past year has served, as a member of the board of directors or compensation committee of any entity that has one or more executive officers on our Board or Compensation Committee.

Clawback Policy

Our Board has adopted our Clawback Policy (the “Clawback Policy”), effective as of February 7, 2024, applicable to our current and former executive officers, as defined in Exchange Act Rule 10D-1(d), in accordance with SEC rules and the applicable Nasdaq listing standards. This Clawback Policy applies to incentive-based compensation that is granted, earned or vested wholly or in part upon the attainment of one or more financial reporting measures (each, a “Financial Reporting Measure”) that is received by an executive officer (a) after beginning service as an executive officer, (b) who served as an executive officer at any time during the performance period for that compensation, (c) while we have a class of our securities listed on a national securities exchange or association and (d) during the three completed fiscal years immediately preceding the date on which we conclude, or reasonably should have concluded, that we are required to prepare a restatement with respect to any such Financial Reporting Measure. The Clawback Policy provides that, in the event of a restatement of our financial statements due to material noncompliance with financial reporting requirements, the administrator of the Clawback Policy will recover (subject to limited exceptions) the amount (as determined on a pre-tax basis) of incentive-based compensation erroneously received by an executive officer (i.e., in the event that the amount of such compensation was calculated based on the achievement of certain financial results that were subsequently revised due to the restatement, and the amount of the incentive-based compensation that would have been earned by such executive officer had the financial results been properly reported would have been lower than the amount actually paid).

Insider Trading Policy

We have adopted an Insider Trading Policy (the “Insider Trading Policy”), which provides guidelines to our employees, directors, officers and consultants with respect to transactions in our securities, including the purchase, sale and/or other disposition of our securities. We adopted the Insider Trading Policy and the procedures set forth therein to help avoid inadvertent instances of improper insider trading. We believe the Insider Trading Policy is reasonably designed to promote compliance with insider trading laws, rules and regulations and listing standards applicable to Kyverna.

Prohibition on Hedging, Pledging and Similar Transactions

Our Insider Trading Policy also prohibits covered individuals, including our NEOs (as defined below), from (i) making short sales of our securities, (ii) engaging in transactions in puts, calls or other derivative instruments related to our securities, (iii) engaging in any hedging or similar transaction designed to decrease the risks associated with holding our securities and (iv) purchasing our securities on margin or pledging our securities as collateral.

Legal Proceedings with Directors or Executive Officers

In December 2024, a shareholder class action complaint was filed in the United States District Court for the Northern District of California against our Company, certain of our current and former officers and directors, including Mr. Jones, Ms. Walker, Mr. Clark, Dr. Cohen, Mr. Liapis, Dr. Seidenberg and Mr. Spiegelman; and the underwriters of our initial public offering. The complaint alleges that the registration statement on Form S-1 filed in connection with our initial public offering and the prospectus contained therein contained material misstatements or omissions in violation of federal securities laws.

TRANSACTIONS WITH RELATED PERSONS

We describe below transactions and series of similar transactions, since January 1, 2023, and any currently proposed transactions, to which we were a party or will be a party, in which the amount involved exceeded or will exceed the lesser of $120,000 or 1% of the average of our total assets at year-end for the last two completed years, and in which any of our directors, executive officers or holders of more than 5% of our common stock, or an affiliate or immediate family members thereof, had or will have a direct or indirect material interest.

Closing Under Series B Convertible Preferred Stock Financing

In closings held on June 29, 2023, July 7, 2023, and July 31, 2023, we issued and sold an aggregate of 32,052,994 shares of our Series B convertible preferred stock at a purchase price of $1.8719 per share for an aggregate purchase price of $59,999,999.55.

The following table summarizes the Series B convertible preferred stock purchased by holders of more than 5% of our capital stock in the closings of the Series B convertible preferred stock financing held on June 29, 2023, July 7, 2023 and July 31, 2023, and entities affiliated with certain of our executive officers and directors. Each outstanding share of Series B convertible preferred stock identified in the table below automatically converted into shares of our common stock at a ratio of one-for-4.5511 immediately prior to the closing of our IPO completed on February 12, 2024.

Name(1)	Series B Convertible Preferred Stock Purchased (Shares)	Aggregate Purchase Price ($)
Northpond Ventures III, LP(2)	2,083,445	3,900,000.70
Westlake BioPartners Fund I, L.P.(3)	3,349,538	6,270,000.19
Vida Ventures, LLC(4)	3,349,538	6,270,000.19
Gilead Sciences, Inc.	4,006,624	7,499,999.47
Entities affiliated with RTW Investments LP(5)	1,041,722	1,949,999.43
jVen Capital, LLC(6)	96,159	180,000.04
Bain Capital Life Sciences Opportunities III, LP	12,351,087	23,119,999.76

(1)
For details regarding certain of these stockholders and their equity holdings, see “Security Ownership of Certain Beneficial Owners and Management”.
(2)
Northpond Ventures III, LP beneficially owns more than 5% of our outstanding capital stock. Dr. Liapis is a member of our Board and is a principal at Northpond Ventures, LLC, an affiliate of Northpond Ventures III, LP.

(3)
Dr. Seidenberg is a member of our Board and is a managing director of Westlake BioPartners GP I, LLC and Westlake BioPartners Opportunity GP I, L.P., the general partner of Westlake BioPartners Fund I, L.P. and Westlake BioPartners Opportunity Fund I, L.P., respectively.
(4)
Vida Ventures, LLC beneficially owns more than 5% of our outstanding capital stock. Dr. Cohen is a member of our Board and is a Senior Managing Director of Vida Ventures, LLC.
(5)
Consists of (i) 471,759 shares of Series B convertible preferred stock issued to RTW Master Fund, Ltd., (ii) 391,759 shares of Series B convertible preferred stock issued to RTW Innovation Master Fund, Ltd., and (iii) 178,204 shares of Series B convertible preferred stock issued to RTW Biotech Opportunities Ltd (formerly RTW Venture Fund Limited).
(6)
jVen Capital, LLC is an entity controlled by an immediate family member of Mr. Ryan Jones, our Chief Financial Officer.

Investors’ Rights Agreement

In November 2021, in connection with the initial issuance and sale of our Series B preferred stock, we entered into an Amended and Restated Investors’ Rights Agreement, as subsequently amended (the “Rights Agreement”), with, among others, the following holders of more than 5% of our outstanding capital stock as of the date of the Rights Agreement: Northpond Ventures III, LP, Westlake Biopartners Fund I, L.P., Vida Ventures, LLC, Gilead Sciences, Inc., entities affiliated with RTW Master Fund, Ltd. and Bain Capital Life Sciences Opportunities III, LP.

The Rights Agreement granted certain rights to the holders of our outstanding convertible preferred stock, including registration rights with respect to the registrable securities held by them. We are obligated to pay the registration expenses, other than the underwriting discounts and selling commissions, of the shares registered pursuant to any such registrations. In addition, the Rights Agreement imposed certain affirmative obligations on us, including, among other things, our obligation to grant certain holders of shares of our convertible preferred stock a right of first offer with respect to future sales of our equity, excluding the shares offered and sold in our IPO, and granted certain information and inspection rights to such holders. Excluding the registration rights, each of these obligations terminated in connection with the closing of the IPO.

Director and Executive Officer Compensation

See “Executive Compensation” and “Director Compensation” for information regarding compensation of directors and executive officers.

Employment Arrangements

We have entered into employment offer letters with certain of our named executive officers. For more information regarding these agreements, see “Executive Compensation—Narrative to Summary Compensation Table.”

Equity Grants

We have granted options to purchase shares of our common stock to certain of our executive officers and directors. For more information regarding the options granted to our executive officers and directors, see “Director Compensation – Director Compensation Table.”

Director and Officer Indemnification and Insurance

We have entered into indemnification agreements with each of our directors and executive officers. These agreements, among other things, require us to indemnify each director and executive officer to the fullest extent permitted by Delaware law, including indemnification of expenses such as attorneys’ fees, judgments, penalties, fines and settlement amounts incurred by the director or executive officer in any action or proceeding, including any action or proceeding by or in right of us, arising out of the person’s services as a director or executive officer. We have obtained an insurance policy that insures our directors and officers against certain liabilities, including liabilities arising under applicable securities laws.

Promissory Note with Former Chief Executive Officer

In December 2022, our former chief executive officer, a related party, early exercised options for 349,321 shares of our common stock in exchange for a partial recourse promissory note receivable with the principal amount of $1.1 million. The note bore interest of 4.27% per annum and was due in December 2027. On January 12, 2024, we forgave the promissory note in full, which included the outstanding principal amount and interest through that date.

Advisor Agreement with Daniel Spiegelman

On September 1, 2023, we entered into an advisor agreement with Daniel Spiegelman, a member of our Board, pursuant to which Mr. Spiegelman agreed to provide us advice in our evaluation of strategic options in the context of corporate finance activities, including, but not limited to, an initial public offering by us, in exchange for a payment of $10,000 per month. The advisor agreement provided that it would terminate on the earliest to occur of April 1, 2024, immediately prior to the effectiveness of a registration statement on Form S-1 filed by us with the SEC related to the initial public offering of our common stock and the date terminated by either party upon written notice to the other party. In accordance with the foregoing, the advisor agreement terminated on February 7, 2024.

Participation in our Initial Public Offering

Certain holders of more than 5% of our capital stock and their affiliated entities purchased shares of our common stock in the IPO from the underwriters for payment in excess of $120,000 as summarized in the following table. The underwriters received the same underwriting discount from the sale of the shares of our common stock to these holders as they did from the sale of other shares of our common stock sold to the public in the IPO.

Name	Number of Shares of Common Stock Purchased	Aggregate Purchase Price ($)
Bain Capital Life Sciences Opportunities III, LP	450,000	$9,900,000
Gilead Sciences, Inc.	910,000	$20,020,000
Northpond Ventures, LLC, affiliated with Northpond Ventures III, LP, a holder of more than 5% of our common stock	450,000	$9,900,000
Vida Ventures III, L.P., affiliated with Vida Ventures, LLC, a holder of more than 5% of our common stock	252,553	$5,556,166
Vida Ventures III-A, L.P., affiliated with Vida Ventures, LLC, a holder of more than 5% of our common stock	583	$12,826

Policies and Procedures for Related Party Transactions

Our Board has adopted a written related person transaction policy that sets forth our procedures for the identification, review, consideration and approval or ratification of related person transactions. For purposes of our policy only, a related person transaction is a transaction, arrangement or relationship, or any series of similar transactions, arrangements or relationships, in which we and any related person are, were or will be participants and in which the amount involved exceeds $120,000. Transactions involving compensation for services provided to us as an employee or director are not covered by this policy. A related person is any officer, director (or nominee to become a director) or beneficial owner of more than 5% of any class of our voting securities, including any of their immediate family members. Our Audit Committee is tasked with the review and oversight of related party transactions as required by Nasdaq and SEC rules (including, without limitation, those defined in Item 404 of Regulation S-K, but excluding any compensation-related matters).

All of the transactions described above were entered into prior to the adoption of the written related person transaction policy, but all were approved by our Board considering similar factors to those described above.

DIRECTOR COMPENSATION

Prior to our IPO, we did not have a formalized non-employee director compensation program, but we provided compensation to our non-employee directors who are not affiliated with our investors in accordance with their individual agreements.

We entered into an offer letter, dated September 14, 2021, with Mr. Clark to serve as the Chairperson of our Board. Pursuant to Mr. Clark’s offer letter, we agreed to pay Mr. Clark an annual cash retainer and issue Mr. Clark an option to purchase shares of our common stock. Similarly, pursuant to our offer letter with Brian Kotzin, M.D., a former member of our Board, dated January 8, 2020, we agreed to pay Dr. Kotzin an annual cash payment for his service on our Board. Pursuant to our offer letter, dated March 31, 2021, with Daniel Spiegelman, we agreed to pay Mr. Spiegelman an annual cash retainer for service on our Board. In addition, on September 1, 2023, we entered into an advisor agreement with Mr. Spiegelman, pursuant to which he agreed to provide us advice in our evaluation of strategic options in the context of corporate finance activities, including, but not limited to, an initial public offering by us, in exchange for a payment of $10,000 per month. The advisor agreement with Mr. Spiegelman terminated on February 7, 2024. In addition, we reimbursed, and will continue to reimburse, all of our non-employee directors for their reasonable out-of-pocket expenses incurred in attending Board and committee meetings.

In connection with our IPO, effective February 12, 2024, we implemented a non‑employee director compensation program (the “Director Compensation Program”). Pursuant to the Director Compensation Program, our non-employee directors received cash compensation, paid quarterly in arrears, as follows commencing February 12, 2024, which amounts were pro-rated for 2024:

•
Each non-employee director receives a cash retainer in the amount of $40,000 per year.
•
The independent Chairperson of the Board receives an additional cash retainer of $35,000 per year.
•
The Chairperson of the Audit Committee receives a cash retainer in the amount of $20,000 per year for such Chairperson’s service on the Audit Committee. Each non‑Chairperson member of the Audit Committee receives a cash retainer in the amount of $10,000 per year for such member’s service on the Audit Committee.
•
The Chairperson of the Compensation Committee receives a cash retainer in the amount of $15,000 per year for such Chairperson’s service on the Compensation Committee. Each non‑Chairperson member of the Compensation Committee receives a cash retainer in the amount of $7,500 per year for such member’s service on the Compensation Committee.
•
The Chairperson of the Nominating and Corporate Governance Committee receives a cash retainer in the amount of $10,000 per year for such Chairperson’s service on the Nominating and Corporate Governance Committee. Each non-Chairperson member of the Nominating and Corporate Governance Committee receives a cash retainer in the amount of $5,000 per year for such member’s service on the Nominating and Corporate Governance Committee.
•
The Chairperson of the Science and Technology Committee receives a cash retainer in the amount of $15,000 per year for such Chairperson’s service on the Science and Technology Committee. Each non-Chairperson member of the Science and Technology Committee receives a cash retainer in the amount of $7,500 per year for such member’s service on the Science and Technology Committee.

Each non-employee director may elect, on an annual basis, to convert all or a portion of such non-employee director’s annual retainer into a number of restricted stock units granted under our 2024 Equity Incentive Plan (the “2024 Plan”), which will be fully vested on the date of grant, and settlement of the restricted stock units may be deferred at the election of the non-employee director.

Prior to March 25, 2025, our Director Compensation Program provided that each non-employee director initially elected or appointed to our Board after February 12, 2024, would automatically be granted an option (the “Initial Grant”) under the 2024 Plan to purchase that number of shares of our common stock equal to $350,000 divided by the per share grant date fair value of the option award. The Initial Grant would vest as to 1/36th of the underlying shares on a monthly basis over three years, subject to continued service through the applicable vesting date.

In addition, our Director Compensation Program provided that on the date of each annual meeting of our stockholders following the completion of the IPO and prior to March 25, 2025, each non-employee director who (i) had been serving on our Board for at least four months and (ii) would continue to serve as a non-employee director immediately following such annual meeting would automatically be granted an option (the “Annual Grant”) under the 2024 Plan to purchase that number of shares of our common stock equal to (i) $175,000, divided by (ii) the per share grant date fair value of the option award. The Annual Grant would vest in full on the earlier of the (x) first anniversary of the grant date and (y) immediately prior to the annual meeting of our stockholders following the date of grant, subject to continued service through the applicable vesting date.

Effective March 25, 2025, the Compensation Committee implemented a Restated Non-Employee Director Compensation Program (the “Restated Director Compensation Program”), which amended and restated the Director Compensation Program. The Restated Director Compensation Program provides that each non-employee director initially elected or appointed to our Board after March 25, 2025 will automatically be granted (A) an option under the 2024 Plan to purchase that number of shares of our common stock equal to $262,500 divided by the per share grant date fair value of the option award, which will vest as to 1/36th of the underlying shares on a monthly basis over three years, subject to continued service through the applicable vesting date, and (B) restricted stock units under the 2024 Plan or any other applicable Company equity incentive plan then maintained by us covering a number of shares of common stock equal to $87,500 divided by the per share grant date fair market value as of the date of the grant, rounded down to the nearest whole share, which will vest as to 1/3rd of the shares subject thereto on each one-year anniversary over three years, subject to continued service through the applicable vesting date.

In addition, pursuant to the Restated Director Compensation Program, on the date of each annual meeting of our stockholders, commencing with the Annual Meeting, each non-employee director who (i) has been serving on our Board for at least four months and (ii) will continue to serve as a non-employee director immediately following such annual meeting will automatically be granted (A) an option (the “Annual Option Grant”) under the 2024 Plan to purchase that number of shares of our common stock equal to (a) $131,250, divided by (b) the per share grant date fair value of the option award, or (B) restricted stock units (the “Annual RSU Grant”) under the 2024 Plan or any other applicable Company equity incentive plan then maintained by us covering a number of shares of common stock equal to $43,750 divided by the per share grant date fair market value as of the date of the grant, rounded down to the nearest whole share. Each of the Annual Option Grant and the Annual RSU Grant will be automatically granted on the date of each applicable annual meeting of shareholders and will vest in full on the earlier of (x) the first anniversary of the grant date and (y) immediately prior to the annual meeting of our stockholders following the date of grant, subject to continued service through the applicable vesting date.

Pursuant to the Restated Director Compensation Program, upon a change-in-control transaction, all outstanding equity awards held by our non-employee directors will vest in full. The cash compensation under the Restated Director Compensation Program remains the same as what was provided for in the Director Compensation Program.

Director Compensation Table

The following table sets forth information for 2024 regarding the compensation awarded to, earned by or paid to our non-employee directors. Directors who are also our employees receive no additional compensation for their service as directors.

Name	Fees Earned or Paid in Cash ($)	Option Awards ($)(1)(2)	All Other Compensation ($)		Total ($)
Mert Aktar(3)	11,284	349,841	—		361,125
Ian Clark	88,750	—	—		88,750
Fred E. Cohen, M.D., D.Phil.	48,942	—	—		48,942
Brian Kotzin, M.D.(4)	49,719	—	—		49,719
Steve Liapis, Ph.D.(5)	—	—	—		—
Beth Seidenberg, M.D.	54,952	—	—		54,952
Christi Shaw(6)	15,840	349,894	—		365,734
Daniel K. Spiegelman	58,846	—	12,414	(7)	71,260

(1)
The amounts reported represent the grant date fair value of option awards granted to our non-employee directors during the year ended December 31, 2024, as computed in accordance with FASB ASC 718, rather than amounts paid to or realized by the individual. See Note 10 of the financial statements included in our Annual Report on Form 10-K filed with the SEC on March 27, 2025 for the assumptions used in calculating this amount.

(2)
As of December 31, 2024, our non-employee directors held the following option awards and did not hold any stock awards:

Name	Shares Underlying Option Awards
Mert Aktar	87,741
Ian Clark	364,398
Fred E. Cohen, M.D., D.Phil.	32,959
Steve Liapis, Ph.D.	—
Beth Seidenberg, M.D.	32,959
Christi Shaw	66,592
Daniel K. Spiegelman	50,537

(3)
Mr. Aktar was appointed to our Board effective October 20, 2024.
(4)
Dr. Kotzin resigned from our Board effective September 13, 2024.
(5)
Dr. Liapis has opted not to accept compensation for his service on our Board.
(6)
Ms. Shaw was appointed to our Board effective September 14, 2024.
(7)
The amount reported represents consulting fees paid to Mr. Spiegelman for services provided to us from January 1, 2024 through February 7, 2024.

EXECUTIVE OFFICERS

The following is biographical information for our executive officers, including their ages as of April 14, 2025.

Name	Age	Position(s)
Warner Biddle	58	Chief Executive Officer and Director
Ryan Jones	38	Chief Financial Officer
Karen Walker	64	Chief Technology Officer
Naji H. Gehchan, M.D.	43	Chief Medical and Development Officer

The biographical information of Mr. Biddle is included above under “Proposal No. 1 Election of Directors.”

Ryan Jones has served as our Chief Financial Officer since January 2023. Mr. Jones joined Kyverna’s founding team in 2018 and brings extensive industry experience in healthcare and life sciences. Prior to joining Kyverna, Mr. Jones was on the New Business Creation team at GE Ventures, where he focused on launching and financing new companies in cell engineering and healthcare technologies. Before joining GE Ventures, Mr. Jones led the technical development and launch of multiple next-generation DNA sequencing products as a Staff Engineer at Thermo Fisher Scientific Inc. (Life Technologies, Ion Torrent division) (NYSE: TMO). Prior to that, he was a Staff Scientist on the founding team at Nanosense, a DARPA‑funded biosensor company. Mr. Jones is a co-inventor on five issued patents in biosensors and DNA sequencing. He has also served as a board observer for multiple companies founded by GE Ventures, including Menlo Microsystems, Inc., Drawbridge Health, Inc. (acquired by Thorne Health) and Evidation Health, Inc. Mr. Jones holds a Bachelor’s degree in Biophysics and History from the University of Pennsylvania and an MBA from Harvard Business School.

Karen Walker has served as our Chief Technology Officer since September 2021. Ms. Walker has broad and deep industry experience developing biopharmaceuticals and cell and gene therapy (“CGT”) products. She brings extensive and pioneering expertise in the product development, manufacturing and supply of cell-based therapies and associated analytics. Ms. Walker has several decades of biotech industry experience, holding positions in Technical Development, Regulatory Affairs and Quality at a number of companies including Roche Holding AG (SIX: ROG), Genentech, Inc., Seagen Inc., formerly Seattle Genetics (Nasdaq: SGEN), Novartis AG (NYSE: NVS, SIX: NOVN), Amgen Inc. (Nasdaq: AMGN), Bayer AG (FWB: BAYN), Bristol-Myers Squibb Company (NYSE: BMY) and several other small to mid-sized biotech companies. Prior to joining Kyverna, Ms. Walker was a Senior Advisor, Cell and Gene Therapy Manufacturing at Roche/Genentech from 2019 to 2021. In this position, she was instrumental in developing and implementing the strategy for CGT manufacturing and controls into the Roche/Genentech organization. Prior to Roche/Genentech, Ms. Walker was Vice President of Global Quality at Seagen Inc., where she oversaw and directed the Global Quality Organization in the United States and Europe from 2017 to 2019. Previously, she was Vice President and Global Head of Cell and Gene Therapy Technical Development and Manufacturing for Novartis’ CGT Unit from 2016 to 2017. There, she led the Chemistry, Manufacturing, and Controls teams through the formation of the strategies and execution of those strategies to develop KYMRIAH® (tisagenlecleucel) through the pivotal trial stage and to filing of the first CAR-T Biologics License

Application in pediatric acute lymphoblastic leukemia. During her time at Novartis and continuing to the present, Ms. Walker has been a strong and leading voice in the establishment of industry standardization and contributed to influence emerging regulatory guidance in the area of CGT products globally. Ms. Walker holds a Bachelor’s degree from St. Olaf College. She is a member of numerous pharmaceutical industry trade organizations, including the Alliance for Regenerative Medicines Cell Therapy Manufacturing Committee, Deloitte Industry Working Group for Advanced Therapy Medicinal Products (“ATMPs”), Parenteral Drug Association (“PDA”), PDA Biologics Advisory Board, where she was vice chair from 2018 to 2020, and the PDA ATMP Working Group.

Naji H. Gehchan, M.D. has served as our Chief Medical Officer since January 2025. Dr. Gehchan is an accomplished biopharmaceutical physician-executive with extensive experience in drug development, commercialization and general management. Most recently, Dr. Gehchan served as Head of Clinical Development Oncology for imlunestrant at Eli Lilly & Co. (NYSE: LLY), from April 2021 to January 2025. In this role, he built and led high-performing teams to advance with agility and speed Eli Lilly’s next-generation oral SERD from Phase 1 to global submission. Dr. Gehchan joined Eli Lilly in October 2008, holding various leadership roles across geographies and functions. From September 2019 to April 2021, he served as Associate Vice President of Sales on the U.S. Diabetes Leadership Team. Previously, he served as Chief Marketing Officer and Business Unit Head, BioMedicines, from August 2015 to September 2019, leading the launches of Eli Lilly’s immunology portfolio across France and other European countries. Prior to joining Eli Lilly, he worked at Johnson & Johnson as a Medical Advisor, Internal Medicine & Health Economics from April 2008 to October 2008. Dr. Gehchan also served as an Attending Physician and Resident in internal medicine at Hotel-Dieu de France and CHU Montpellier from June 2005 to June 2007. In addition to his professional career, Dr. Gehchan has been a Faculty Mentor and Guest Lecturer at MIT Sloan since 2023, and a Lecturer in Leadership and Management at ESCP Business School since 2019. Dr. Gehchan earned his Doctor of Medicine in 2006, and Masters in Biological Sciences (Genetics and Immunology) in 2004 from Saint Joseph University of Beirut, a Specialized Masters in Healthcare Management from ESCP Business School in 2009, and an Executive Master of Business Administration from the Massachusetts Institute of Technology Sloan in 2022.

EXECUTIVE COMPENSATION

The following is a discussion of compensation arrangements of our named executive officers (“NEOs”). This discussion contains forward-looking statements that are based on our current plans, considerations, expectations and determinations regarding future compensation programs. Actual compensation programs that we adopt may differ materially from currently planned programs as summarized in this discussion. As an “emerging growth company” as defined in the JOBS Act, we are not required to include a Compensation Discussion and Analysis section and have elected to comply with the scaled disclosure requirements applicable to emerging growth companies.

We seek to ensure the total compensation paid to our executive officers is reasonable and competitive. Compensation of our executives is structured around the achievement of individual performance and near-term corporate targets as well as long-term business objectives.

Our NEOs for the year ended December 31, 2024 were as follows:

•
Warner Biddle, our current Chief Executive Officer;
•
Peter Maag, Ph.D., our former Chief Executive Officer;
•
Dominic Borie, M.D., Ph.D., our former President, Research and Development and current Strategic Advisor to the Chief Executive Officer and Board;
•
Karen Walker, our current Chief Technology Officer; and
•
James Chung, M.D., Ph.D., our former Chief Medical Officer.

Mr. Biddle commenced service with us as our Chief Executive Officer in September 2024. Dr. Borie transitioned to his role as our Strategic Advisor to the Chief Executive Officer and Board effective January 2025.

Summary Compensation Table

The following table sets forth certain information with respect to the compensation paid to our NEOs for the fiscal years ended December 31, 2024 and 2023.

Name and principal position	Year	Salary ($)	Bonus ($)		Option awards ($)(1)	Non-Equity Incentive Plan Compensation ($)(2)	All Other Compensation ($)		Total ($)
Warner Biddle	2024	182,292	650,000	(3)	13,760,605	375,000	25,000	(4)	14,992,896
Chief Executive Officer
Peter Maag, Ph.D.	2024	786,466	—		—	—	694,764	(5)	1,481,230
Former Chief Executive Officer(6)	2023	438,875	247,500		1,554,197		23,617	(7)	2,264,189
Dominic Borie, M.D., Ph.D.	2024	440,000	—		—	147,840	—		587,840
Former President, Research and Development(8)
Karen Walker	2024	440,000	—		—	151,360	—		591,360
Chief Technology Officer	2023	387,899	150,150		520,502		23,593	(7)	1,082,144
James Chung, M.D., Ph.D.	2024	404,576	—		—	—	220,000	(10)	624,576
Former Chief Medical Officer(9)	2023	401,995	152,982		520,502	—	90,643	(7)	1,166,122

(1)
The amounts in this column represent the aggregate grant date fair value of the option awards computed in accordance with Accounting Standards Codification Topic 718. Assumptions used in the calculation of these amounts are included in Note 10 to our audited financial statements and related notes included in the Annual Report on Form 10-K filed with the SEC on March 27, 2025. These amounts do not reflect the actual economic value that will be realized by the NEO upon the vesting of the stock options, the exercise of the stock options or the sale of the common stock underlying such stock options.
(2)
The amounts in this column for 2024 relate to amounts earned by our NEOs pursuant to our bonus program described below under “—Narrative to Summary Compensation Table—2024 Bonuses”.
(3)
Represents a one-time sign-on bonus. See “—Narrative to Summary Compensation Table—2024 Bonuses—Biddle Sign-On Bonus” below for additional details.
(4)
Amount represents a reimbursement of legal fees incurred by Mr. Biddle in connection with entering into his employment offer letter. See “Employment Arrangements—Warner Biddle” below for additional details.
(5)
Amount represents (a) a severance payment of $550,000 paid to Dr. Maag pursuant to a Separation and General Release Agreement entered into with Dr. Maag in connection with his resignation in September 2024, (b) consulting fees in an aggregate amount of $137,499.99 (or a monthly payment of $45,833.33 for three months of consulting services), and (c) COBRA payments in an aggregate amount of $7,263.60, payable to Dr. Maag pursuant to a Separation and General Release Agreement entered into with Dr. Maag. See “Employment Arrangements—Peter Maag, Ph.D.” below for additional details.
(6)
Dr. Maag resigned effective September 13, 2024.
(7)
Comprised solely of insurance benefits paid by us on behalf of the NEO.

(8)
In accordance with SEC guidance, compensation information for Dr. Borie for fiscal year 2023 has not been included in this table because Dr. Borie was not an NEO for fiscal year 2023. Dr. Borie transitioned from his role as our President, Research and Development to Strategic Advisor to our Chief Executive Officer and our Board effective January 2025.
(9)
Dr. Chung resigned effective November 22, 2024.
(10)
Amount represents a severance payment agreed to be paid to Dr. Chung pursuant to a Letter Agreement entered into with Dr. Chung in connection with his resignation in November 2024. See “Employment Arrangements—James Chung, M.D., Ph.D.” below for additional details.

Narrative to Summary Compensation Table

2024 Salaries

Our NEOs each receive a base salary to compensate them for services rendered to our Company. The base salary payable to each NEO is intended to provide a fixed component of compensation reflecting the executive’s skill set, experience, role and responsibilities.

For 2024, Mr. Biddle had an annual base salary of $625,000, which was established in connection with his appointment as our Chief Executive Officer in September 2024 and prorated for 2024 based on his start date.

For 2024, Dr. Maag, our former Chief Executive Officer, had an annual base salary of $550,000 until he resigned from our Company in September 2024.

For 2024, Dr. Borie, who served as our President, Research and Development during all of 2024, had an annual base salary of $440,000.

For 2024, Ms. Walker had an annual base salary of $440,000.

For 2024, Dr. Chung, our former Chief Medical Officer, had an annual base salary of $440,000 until he resigned from our Company in November 2024.

Our Board and Compensation Committee may adjust base salaries from time to time in their discretion.

2024 Bonuses

Each of our NEOs, other than Dr. Maag and Dr. Chung, was eligible to receive a bonus for 2024. Each NEO’s target bonus is expressed as a percentage of their annual base salary, which can be achieved by meeting company and individual goals. The 2024 annual bonus for each of Mr. Biddle, Dr. Borie and Ms. Walker was targeted at 60%, 40% and 40% of the NEO’s base salary, respectively. Per our offer letter with Mr. Biddle, Mr. Biddle’s target bonus was not pro-rated for 2024.

In January 2025, our Compensation Committee determined achievement under our 2024 annual bonus program. Our Board, upon recommendation of the Compensation Committee, awarded a bonus to Mr. Biddle based on corporate and individual performance in an amount of $375,000. The Compensation Committee awarded bonuses to Dr. Borie and Ms. Walker based on corporate and individual performance in the amount of $147,840 and $151,360, respectively.

Our Board and Compensation Committee may adjust annual bonuses or award discretionary bonuses from time to time.

Biddle Sign-On Bonus

In connection with Mr. Biddle’s appointment as our Chief Executive Officer in September 2024, we agreed to pay Mr. Biddle a one-time bonus of $650,000, less applicable withholdings (the “Sign-On Bonus”), within thirty days after Mr. Biddle’s start date. We paid the Sign-On Bonus to Mr. Biddle in October 2024.

Equity-Based Compensation

In September 2024, in connection with Mr. Biddle’s appointment as our Chief Executive Officer, Mr. Biddle was granted a stock option to purchase 2,579,259 shares of our common stock, which vests over four years, with 25% of the total number of shares subject to the option vesting on September 16, 2025, and 1/48th of the total number of shares subject to the option vesting monthly thereafter, subject to Mr. Biddle’s continued services to us on each applicable vesting date. The option has an exercise price of $6.89 per share, which our Compensation Committee determined equaled fair market value of our common stock on the date of grant.

Employment Arrangements

We have entered into offer letters and employee confidential information and inventions assignment agreements with each of our NEOs. Each offer letter sets forth the title, base salary, target bonus opportunity and initial equity awards for the executive. Below are descriptions of employment offer letters with our NEOs. For a discussion of the severance pay and other benefits to be provided in connection with a termination of employment and/or a change in control of the Company under the arrangements with our executive officers, see the subsection titled “—Potential Payments upon Termination or Change in Control” below.

Warner Biddle

On September 14, 2024, we entered into an offer letter with Mr. Biddle (the “Biddle Offer Letter”). Pursuant to the Biddle Offer Letter, Mr. Biddle’s initial annualized salary is $625,000, and he was paid a one-time Sign-On Bonus of $650,000, less applicable withholdings, in October 2024. In the event of Mr. Biddle’s termination of employment by us for Cause (as defined in the Biddle Offer Letter), or if Mr. Biddle resigns without Good Reason (as defined in the Biddle Offer Letter), in either case prior to September 16, 2025, Mr. Biddle agreed to repay the Sign-On Bonus to us within thirty days after such termination or resignation. Additionally, Mr. Biddle will be eligible to receive an annual performance bonus of up to 60% of his base salary (which will not be pro-rated for 2024). Mr. Biddle is also entitled to be reimbursed for up to $150,000 of relocation/moving expenses. Mr. Biddle’s employment with us is on an “at-will” basis.

In connection with his appointment, and as provided in the Biddle Offer Letter, on September 16, 2024, we granted Mr. Biddle an option pursuant to the 2024 Inducement Equity Incentive Plan to purchase 2,579,259 shares of our common stock (the “Biddle Option”), which Biddle Option will vest over four years, with 25% of the total number of shares subject to the Biddle Option vesting on September 16, 2025, and 1/48th of the total number of shares subject to the Biddle Option vesting monthly thereafter, subject to Mr. Biddle’s continued services to us on each applicable vesting date.

In connection with his employment, Mr. Biddle also entered into our standard Employee Confidential Information and Inventions Assignment Agreement, which includes confidentiality provisions, an invention assignment and non-compete covenants during his employment and non-solicit covenants during his employment and for one year thereafter.

Peter Maag, Ph.D.

In October 2022, we entered into an offer letter with Dr. Maag (the “Maag Offer Letter”), our former Chief Executive Officer, which provided for at-will employment as our Chief Executive Officer with an initial base salary of $450,000 per year, a discretionary annual target bonus equal to 50% of his annual base salary and the grant of a non-statutory option to purchase shares of our common stock at the fair market value as determined by our Board as of the date of grant, with the number of shares to be equal to approximately 6.5% of our fully diluted capitalization as of the date of grant. Effective January 1, 2024, Dr. Maag’s base salary was increased to $550,000 and his target bonus was increased to 55% of his annual base salary. In accordance with the Maag Offer Letter, on November 22, 2022, we granted Dr. Maag an option to purchase an aggregate of 1,397,285 shares of our common stock pursuant to the Amended and Restated 2019 Stock Plan (the “2019 Plan”) with an exercise price of $3.15 per share (the “Initial Maag Option”), with the following vesting schedule: 25% of the shares subject to the Initial Maag Option vest on October 13, 2023, the 12-month anniversary of Dr. Maag’s start date, and the balance vest in equal monthly installments over the following 36 months, subject to Dr. Maag’s Continuous Service (as defined in our 2019 Plan) as of each vesting date. The Initial Maag Option has an early exercise feature whereby it was immediately exercisable in full, as to the both the vested and unvested shares subject to the Initial Maag Option, with any shares of common stock issued upon an early exercise that have not yet vested subject to repurchase by us in the event of termination of Dr. Maag’s Continuous Service. We also agreed to pay or reimburse Dr. Maag for up to $5,000 for legal and tax-related fees incurred in negotiating and drafting the Maag Offer Letter and promissory note (described below).

The Maag Offer Letter also provided that Dr. Maag may pay up to 50% of the aggregate exercise price of the Initial Maag Option with a promissory note on terms approved by our Board. In accordance with this provision in the Maag Offer Letter, on December 28, 2022, Dr. Maag early exercised 349,321 shares of our common stock subject to the Initial Maag Option in exchange for a partial recourse promissory note receivable in an aggregate principal amount of $1.1 million. On January 12, 2024, we forgave the promissory note in full, which includes the outstanding principal amount and interest through that date. The promissory note bore interest of 4.27% per annum and was due in December 2027, but would have become immediately due and payable upon the occurrence of certain events, including upon a change of control of our Company or on the date prior to the filing of a registration statement by us in connection with an initial public offering.

The Maag Offer Letter provided that if we terminated Dr. Maag’s employment for Cause (as defined in the Maag Offer Letter) at any time, if he resigned without Good Reason (as defined in the Maag Offer Letter) or if his employment terminated as a result of his death or disability, he would receive his base salary accrued through his last day of employment but would not be entitled to any other form of compensation from us, including severance benefits. If we terminated Dr. Maag’s employment without Cause or he resigned for Good Reason and other than as a result of his death or disability, and provided such termination constituted a “separation from service” (as defined under Treasury Regulation Section 1.409A-1(h)), then, subject to his obligations set forth in the Maag Offer Letter, he would have been entitled to receive: (i) 12 months of his then-current base salary, and (ii) COBRA premiums until the earliest of (A) the end of the 12-month period following the termination of his employment, (B) the expiration of his eligibility for the continuation coverage under COBRA and (C) the date he became eligible for substantially equivalent health insurance coverage in connection with new employment. In addition, if a Change in Control (as defined in the Maag Offer Letter) occurs, the Initial Maag Option (including for this purpose any unvested shares of our common stock issued upon exercise of the Initial Maag Option) shall vest in full, subject to Dr. Maag’s Continuous Service through and including the date on which the Change in Control is consummated.

On September 13, 2024, we and Dr. Maag entered into a Separation and General Release Agreement (the “Separation Agreement”), pursuant to which Dr. Maag resigned as our Chief Executive Officer, and also as a director, effective September 13, 2024 (the “Separation Date”), which contains a release of claims against us and the following severance benefits to be paid to Dr. Maag; provided, that he does not revoke the release of claims: full monthly COBRA premiums for Dr. Maag to continue healthcare insurance coverage under COBRA until the earliest of: (a) the close of the 12-month period following the end of the Contractor Period (as defined below); (b) the date Dr. Maag is no longer eligible to receive COBRA continuation coverage; or (c) the date on which Dr. Maag becomes eligible to receive similar healthcare insurance coverage from another employer or another source.

Additionally, the Separation Agreement further provides that, commencing on the Separation Date for a period of up to six months (the “Contractor Period”), Dr. Maag shall provide certain contractor services, including providing such assistance to our Chief Executive Officer primarily relating to the transition of his prior responsibilities and knowledge transfer activities. As compensation for such contractor services, and subject to Dr. Maag providing such contractor services in good faith, we will provide Dr. Maag with a monthly payment of $45,833.33 (payable no later than the last day of the subsequent month for services performed for the prior month and prorated for any partial months) and Dr. Maag’s equity compensation outstanding as of September 13, 2024, will continue to vest in accordance with the terms of the applicable award agreement(s) and plan(s), which such awards shall continue to be subject to such terms, including, without limitation, with respect to expiration. Further, if, within 60 days of the termination of the Contractor Period, Dr. Maag re-executes the Separation Agreement and allows it to become effective and irrevocable as a result of such re-execution, and, so long as Dr. Maag provided the requested services during the Contractor Period in good faith and the Contractor Period either terminated naturally at the end of such Contractor Period or was terminated earlier by Dr. Maag, then (i) we will pay Dr. Maag $550,000, less all applicable withholdings and deductions, during the 12-month period commencing 6-months following the Separation Date, payable in accordance with our normal payroll practices, and (ii) solely for purposes of stock option vesting and expiration, but subject to Dr. Maag continuing to comply with his obligations to us, Dr. Maag shall be deemed to remain a continuous service provider through, and terminating on, June 13, 2025.

Dominic Borie, M.D., Ph.D.

In December 2019, we entered into an offer letter with Dr. Borie (the “Borie Offer Letter”), which provided for at-will employment as our Chief Executive Officer, with an initial base salary of $395,000, an annual target bonus equal to 40% of his annual base salary, and a one-time sign-on bonus of $130,000 granted on the condition that Dr. Borie remain employed by us through the one-year anniversary of his start date.

In May 2022, we entered into an Amendment to the Borie Offer Letter (the “Amended Borie Offer Letter”), which provided for Dr. Borie’s transition to the position of President, Research and Development. Pursuant to the Amended Borie Offer Letter, Dr. Borie’s salary continued to be paid at the then-current rate of $420,844, while being eligible for the same benefits, bonus target percentage and severance benefits as set forth in the Borie Offer Letter. We also agreed to grant Dr. Borie an option to purchase 149,545 shares of our common stock, with an exercise price of $4.42, subject to the following vesting schedule: 25% of the shares subject to the option vested on May 6, 2023 and the balance would vest in equal monthly installments over the following 36 months of his Continuous Service (as defined in the 2019 Plan).

Effective January 1, 2024, Dr. Borie’s base salary was increased to $440,000 per year and his discretionary annual target bonus was increased to equal to 40% of his annual base salary.

In January 2025, Dr. Borie transitioned to the role of Strategic Advisor to our Chief Executive Officer and our Board.

Karen Walker

In July 2021, we entered into an offer letter with Ms. Walker (the “Walker Offer Letter”), which provides for at-will employment as our Senior Vice President, Chief Technology Officer, with an initial base salary of $370,000 per year, an annual target bonus equal to 35% of her annual base salary and grant of an option to purchase 92,285 shares of our common stock. In accordance with the Walker Offer Letter, on November 18, 2021, we granted to Ms. Walker an option to purchase an aggregate of 92,285 shares of our common stock with an exercise price of $4.42 per share, which is subject to the following vesting schedule: 25% of the shares subject to the option vested on September 13, 2022 and the balance vest in equal monthly installments over the following 36 months of her Continuous Service (as defined in the 2019 Plan).

The Walker Offer Letter also provides for reimbursement of expenses related to her travel to our headquarter offices on a regular basis to perform her duties in person.

Effective January 1, 2024, Ms. Walker’s base salary was increased to $440,000 per year and her discretionary annual target bonus was increased to equal to 40% of her annual base salary.

James Chung, M.D., Ph.D.

In March 2021, we entered into an offer letter with Dr. Chung (the “Chung Offer Letter”), which provided for at-will employment as our Senior Vice President, Chief Medical Officer, with an initial base salary of $375,000 per year, an annual target bonus equal to 35% of his annual base salary, a one-time sign-on/retention bonus of $30,000 granted on the condition that Dr. Chung remain employed by us through the two-year anniversary of his start date, as well as grant of an option to purchase 98,877 shares of our common stock. In accordance with the Chung Offer Letter, on April 27, 2021, we granted to Dr. Chung an option to purchase an aggregate of 98,877 shares of our common stock with an exercise price of $3.37 per share, which was subject to the following vesting schedule: 25% of the shares subject to the option vested on April 12, 2022 and the balance would vest in equal monthly installments over the following 36 months of his Continuous Service (as defined in the 2019 Plan).

The Chung Offer Letter also provided for reimbursement of moving expenses related to Dr. Chung’s relocation to the San Francisco Bay Area in the amount up to $40,000 payable in 2023, 30 days of housing allowance for temporary living up to approximately $3,500 per month on the condition that he remained employed by us through the two-year anniversary of his start date, as well as payment for the travel and lodging expenses related to his presence at our headquarter offices from his start date through his relocation date, capped at $3,500 per month.

Effective January 1, 2024, Dr. Chung’s base salary was increased to $440,000 per year and his discretionary annual target bonus was increased to equal to 40% of his annual base salary.

On November 8, 2024, Dr. Chung resigned from the Company, effective as of November 22, 2024. On November 20, 2024, we entered into a letter agreement (the “Chung Letter Agreement”), which contains, among other things, a release of claims against the Company and the following severance benefits to be paid to Dr. Chung provided that he does not revoke the release of claims against the Company: (a) $220,000 (equal to six months of his base salary in effect at the time of his resignation from the Company), less all applicable withholdings and deductions, payable in accordance with the Company’s regular payroll practices, and (b) full monthly COBRA premiums for Dr. Chung to continue healthcare insurance coverage under COBRA until the earliest of: (1) the close of the six-month period following November 22, 2024; (2) the date on which Dr. Chung becomes eligible for substantially equivalent health insurance coverage in connection with new employment, or (3) the date Dr. Chung ceases to be eligible for COBRA coverage for any reason.

Potential Payments Upon Termination or Change in Control

Warner Biddle

Pursuant to the Biddle Offer Letter, if we terminate Mr. Biddle’s employment without Cause (as defined in the Biddle Offer Letter), or Mr. Biddle resigns for Good Reason (as defined in the Biddle Offer Letter), Mr. Biddle will be entitled to (a) a lump sum payment equal to eighteen months of Mr. Biddle’s then-current annual base salary, (b) a lump-sum payment equal to Mr. Biddle’s then-current target bonus, less all applicable withholdings and deductions, paid on the 60th day following Mr. Biddle’s separation from service, (c) reimbursement of COBRA premiums for Mr. Biddle and his eligible dependents for eighteen months; provided, that such reimbursement will cease on the date that Mr. Biddle becomes covered under a similar plan, and (d) acceleration of vesting with respect to any unvested service-based equity awards for an additional eighteen months; provided, that if the separation from service occurs within twelve months following a “Change in Control” (as defined in the Biddle Offer Letter), Mr. Biddle shall be entitled to full acceleration of vesting with respect to 100% of all unvested equity awards (with any performance-based vesting requirements being deemed satisfied at target). Payment of the foregoing under the Biddle Offer Letter is conditioned upon Mr. Biddle’s execution of a separation agreement and release of claims in our favor.

Karen Walker

The Walker Offer Letter provides that if, at any time, we terminate Ms. Walker’s employment for Cause (as defined in the Walker Offer Letter), if she resigns without Good Reason (as defined in the Walker Offer Letter) or if her employment terminates as a result of her death or disability, she will receive her base salary accrued through her last day of employment but will not be entitled to any other form of compensation from us, including severance benefits. If, outside of a CIC Period (as defined in the Walker Offer Letter), we terminate Ms. Walker’s employment without Cause or she resigns for Good Reason and other than as a result of her death or disability, and provided such termination constitutes a “separation from service” (as defined under Treasury Regulation Section 1.409A-1(h)), then, subject to her obligations set forth in the Walker Offer Letter, she will be entitled to receive (i) three months of her then-current base salary and (ii) COBRA premiums until the earliest of (A) the end of the three-month period following the termination of her employment, (B) the expiration of her eligibility for the continuation coverage under COBRA and (C) the date she becomes eligible for substantially equivalent health insurance coverage in connection with new employment. If, within a CIC Period, we terminate Ms. Walker’s employment without Cause or she resigns for Good Reason and other than as a result of her death or disability, and provided such termination constitutes a “separation from service,” then, subject to her obligations set forth in the Walker Offer Letter, she will be entitled to receive (1) six months of her then-current base salary, (ii) COBRA premiums until the earliest of (A) the end of the six-month period following the termination of her employment, (B) the expiration of her eligibility for the continuation coverage under COBRA and (C) the date she becomes eligible for substantially equivalent health insurance coverage in connection with new employment and (iii) accelerated vesting of any of her then-outstanding options such that, as of the date of her employment termination, she will be deemed to have vested in those shares that would have vested on the 12-month anniversary of her employment termination.

Perquisites, Health, Welfare and Retirement Plans and Benefits

All of our NEOs are eligible to participate in our employee benefit plans offered to similarly situated employees, including medical, dental, vision, disability, life insurance and 401(k) plans. We did not provide any perquisites or personal benefits to any of our NEOs during 2024. However, our Compensation Committee or Board may from time to time approve perquisites in the future when our Compensation Committee or Board determines that they are necessary or advisable to fairly compensate or incentivize our employees. Our Compensation

Committee or Board may also elect to adopt qualified or non-qualified benefit plans in the future if it determines that doing so is in our best interests.

Outstanding Equity Awards at Fiscal Year-End 2024

The following table presents certain information concerning outstanding equity awards held by each of our NEOs as of December 31, 2024:

					Option Awards(1)
Name	Grant Date		Vesting Commencement Date		Number of Securities Underlying Unexercised Options (#) Exercisable(2)	Number of Securities Underlying Unexercised Options (#) Unexercisable(2)	Option Exercise Price ($)	Option Expiration Date
Warner Biddle	9/16/2024	(2)(3)	9/16/2024	(1)	—	2,579,259	$6.89	9/16/2034
Peter Maag, Ph.D.	11/22/2022	(2)(3)	10/13/2022		349,324	640,420	$3.15	11/21/2032
	7/13/2023	(4)	7/1/2023		309	708	$4.33	7/12/2033
	11/6/2023	(4)	1/1/2024		—	329,590	$4.83	11/5/2033
Dominic Borie, M.D., Ph.D.	7/13/2023	(4)	7/1/2023		390	708	$4.33	7/12/2033
	11/6/2023	(4)	1/1/2024		—	21,972	$4.83	11/5/2033
	5/19/2022	(4)	5/6/2022		37,396	52,955	$4.42	5/18/2032
James Chung, M.D., Ph.D.	4/27/2021	(4)	4/12/2021		22,622	—	$3.37	4/26/2031
	7/13/2023	(4)	7/1/2023		367	—	$4.33	7/12/2033
Karen Walker	11/18/2021	(4)	9/13/2021		65,350	17,298	$4.42	11/17/2031
	7/13/2023	(4)	7/1/2023		388	709	$4.33	7/12/2033
	11/6/2023	(4)	1/1/2024		—	109,863	$4.83	11/5/2033

(1)
Option vests and becomes exercisable as to 25% of the total number of shares subject to the option on the first anniversary of the vesting commencement date and as to 1/48th of the total number of shares subject to the option on each monthly anniversary of the vesting commencement date thereafter, subject to any accelerated vesting set forth in the NEO’s offer letter.
(2)
This option is exercisable immediately subject to a repurchase right in favor of the Company which lapses as the option vests. Accordingly, the “Number of Securities Underlying Unexercised Options Unexercisable” column reflects the number of options held by the NEO that were outstanding, exercisable and unvested as of December 31, 2024.
(3)
25% of the shares originally subject to the option will vest one year after the vesting commencement date, and 1/48th of the shares originally subject to the option vested or vest monthly thereafter subject to Dr. Maag’s continued service to the Company through each vesting date. Pursuant to the terms of the Separation Agreement with Dr. Maag, solely for purposes of stock option vesting and expiration, but subject to Dr. Maag continuing to comply with his obligations to us, Dr. Maag shall be deemed to remain a continuous service provider through, and terminating on, June 13, 2025.
(4)
25% of the shares originally subject to the option vested one year after the vesting commencement date, and 1/48th of the shares originally subject to the option vested or vest monthly thereafter subject to the NEO’s continued service to the Company through each vesting date.

Equity Benefit Plans

2024 Equity Incentive Plan

In connection with the IPO, effective February 6, 2024, our Board adopted, and our stockholders approved, the Kyverna Therapeutics, Inc. 2024 Equity Incentive Plan, which we refer to as the 2024 Plan. The purpose of the 2024 Plan is to provide incentives for our employees, directors and consultants to exert maximum efforts for the success of the Company and our affiliates and to provide a means by which such persons may be given an opportunity to benefit from increases in value of our common stock through the granting of awards.

2024 Employee Stock Purchase Plan

In connection with the IPO, effective February 6, 2024, our Board adopted and our stockholders approved, the Kyverna Therapeutics, Inc. 2024 Employee Stock Purchase Plan, which we refer to as the ESPP. The ESPP is intended to provide incentives for our employees to exert maximum efforts toward our success and that of our related corporations.

The ESPP is intended to qualify as an “employee stock purchase plan” under Section 423 of the Internal Revenue Code of 1986, as amended (the “Code”). We may also authorize offerings under the ESPP that are not intended to comply with the requirements of Section 423 of the Code, which may, but are not required to, be made pursuant to any rules, procedures or sub-plans adopted by the compensation committee of our Board for such purpose.

2024 Inducement Equity Incentive Plan

On September 14, 2024, the Compensation Committee adopted the Kyverna Therapeutics, Inc. 2024 Inducement Equity Incentive Plan (the “Inducement Plan”). The Inducement Plan will serve to advance our interests by providing a material inducement for the best available individuals to join the Company as employees by affording such individuals an opportunity to acquire a proprietary interest in the Company.

The Inducement Plan provides for the grant of equity-based awards in the form of stock options, stock appreciation rights, restricted stock, restricted stock units, performance units and performance shares solely to our prospective employees or an affiliate of the Company provided that certain criteria are met. Awards under the Inducement Plan may only be granted to an individual, as a material inducement to such individual to enter into employment with the Company or an affiliate of the Company, who (i) has not previously been an employee or director of the Company or (ii) is rehired following a bona fide period of non-employment with the Company. The Inducement Plan is administered by the Compensation Committee and expires ten years from the date of effectiveness.

The Inducement Plan has not been and will not be approved by our stockholders. Awards under the Inducement Plan will be made pursuant to the exemption from Nasdaq stockholder approval requirements for equity compensation provided by Nasdaq Listing Rule 5635(c)(4), which permits Nasdaq-listed companies to make inducement equity awards to new employees without first obtaining stockholder approval of the award.

Equity Award Timing Procedures

In accordance with Item 402(x) of Regulation S-K under the Securities Act, we are providing information regarding our procedures related to the grant of certain equity awards close in time to the release of material non-public information (“MNPI”). Although we do not have a formal policy, program or plan that requires us to award equity or equity-based compensation on specific dates, we generally expect to issue equity awards to our executive officers annually in the first fiscal quarter of each year, and such awards are approved by our Compensation Committee in the first fiscal quarter of each year. Additionally, our Insider Trading Policy prohibits directors, officers and employees from trading in our common stock while in possession of or on the basis of MNPI about us. We have not timed, and do not plan to time, the disclosure of MNPI for the purpose of affecting the value of executive compensation.

In the year ended December 31, 2024, no options were granted to our NEOs within four business days prior to, or one business day following, the filing or furnishing of a periodic or current report by us that disclosed MNPI, other than a Current Report on Form 8-K disclosing the grant of an option award to Mr. Biddle in connection with his appointment as our Chief Executive Officer and a member of our Board.

Limitations on Liability and Indemnification

Our amended and restated certificate of incorporation provides that, to the fullest extent permitted by law, we will indemnify any officer or director of our Company against all damages, claims and liabilities arising out of the fact that the person is or was our officer or director, or served any other enterprise at our request as an officer or director. Amending this provision will not reduce our indemnification obligations relating to actions taken before an amendment. Delaware law provides that directors and officers of a corporation will not be personally liable for monetary damages for any breach of fiduciary duties as directors or officers, except liability for:

•
any breach of the director’s or officer’s duty of loyalty to the corporation or its stockholders;
•
any act or omission not in good faith or that involves intentional misconduct or a knowing violation of law;
•
as a director, unlawful payments of dividends or unlawful stock repurchases or redemptions;
•
as an officer, derivative claims brought on behalf of the corporation by a stockholder; or
•
any transaction from which the director or officer derived an improper personal benefit.

We have entered and expect to continue to enter into agreements to indemnify our directors, executive officers and other employees as determined by our Board. With certain exceptions, these agreements provide for indemnification for related expenses including attorneys’ fees, judgments, fines and settlement amounts incurred by any of these individuals in any action or proceeding.

We believe that these amended and restated certificate of incorporation provisions and indemnification agreements are necessary to attract and retain qualified persons as directors and officers. We also maintain customary directors’ and officers’ liability insurance.

The limitation of liability and indemnification provisions in our amended and restated certificate of incorporation may discourage stockholders from bringing a lawsuit against our directors for breach of their fiduciary duty. They may also reduce the likelihood of derivative litigation against our directors and officers, even though an action, if successful, might benefit us and other stockholders. Further, a stockholder’s investment may be adversely affected to the extent that we pay the costs of settlement and damage awards against directors and officers as required by these indemnification provisions.

Insofar as indemnification for liabilities arising under the Securities Act may be permitted for directors, executive officers, or persons controlling us, we have been informed that, in the opinion of the SEC, such indemnification is against public policy as expressed in the Securities Act and is therefore unenforceable.

Rule 10b5-1 Plans

Our directors, officers and key employees may adopt written plans, known as Rule 10b5-1 plans, in which they will contract with a broker to buy or sell shares of our common stock on a periodic basis. Under a Rule 10b5-1 plan, a broker executes trades under parameters established by the director or officer when entering into the plan, without further direction from the director or officer. The director or officer may amend or terminate a Rule 10b5-1 plan, subject to certain requirements. Our directors and executive officers may also buy or sell additional shares outside of a Rule 10b5-1 plan when they are not in possession of MNPI, subject to compliance with the terms of our Insider Trading Policy and any applicable Rule 10b5-1 guidelines.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information with respect to the beneficial ownership of our common stock as of March 15, 2025, by:

•
each person, or group of affiliated persons, known by us to be the beneficial owner of more than 5% of our outstanding shares of common stock;
•
each of our NEOs as set forth in the summary compensation table above;
•
each of our directors; and
•
all of our current executive officers and directors as a group.

We have determined beneficial ownership in accordance with the rules of the SEC, which generally means that a person has beneficial ownership of a security if he or she possesses sole or shared voting or investment power of that security, including options that are currently exercisable or exercisable within 60 days of March 15, 2025. Unless otherwise indicated, to our knowledge, the persons and entities named in the table below have sole voting and sole investment power with respect to all shares that they beneficially own, subject to community property laws where applicable. The information in the table below does not necessarily indicate beneficial ownership for any other purpose, including for purposes of Sections 13(d) and 13(g) of the Securities Act.

We have based our calculation of the percentage of shares beneficially owned on 43,214,918 shares of our common stock outstanding as of March 15, 2025.

In computing the number of shares beneficially owned by an individual or entity and the percentage ownership of that person, shares of our common stock subject to options, convertible securities or other rights, held by such person that are currently exercisable or will become exercisable within 60 days of March 15, 2025, are considered outstanding. We did not, however, deem such shares outstanding for the purpose of computing the percentage ownership of any other person.

Unless otherwise indicated, the address of each beneficial owner listed in the table below is c/o Kyverna Therapeutics, Inc., 5980 Horton St., STE 550 Emeryville, CA 94608.

Name of Beneficial Owner	Number of Shares Beneficially Owned	Percent of Shares Beneficially Owned
5% and Greater Stockholders:
Bain Capital Life Sciences Opportunities III, LP(1)	3,163,868	7.3%
Gilead Sciences, Inc.(2)	4,126,119	9.5%
Entities affiliated with Northpond Ventures III, LP(3)	3,255,426	7.5%
Entities affiliated with Vida Ventures, LLC(4)	4,777,060	11.1%
Entities affiliated with Westlake BioPartners Fund I, L.P.(5)	4,523,924	10.5%
JPMORGAN CHASE & CO.(6)	2,380,021	5.5%
Named Executive Officers and Directors:
Warner Biddle	—	—
Peter Maag, Ph.D.(7)	1,012,787	2.3%
Dominic Borie, M.D., Ph.D. (8)	510,013	1.2%
Karen Walker(9)	121,722	*
James Chung, M.D., Ph.D.(10)	65,918	*
Ian Clark(11)	285,951	*
Fred E. Cohen, M.D.(12)	4,534,912	10.5%
Christi Shaw(11)	12,948	*
Mert Aktar(11)	14,623	*
Steve Liapis, Ph.D.	—	—
Daniel K. Spiegelman(11)	28,566	*
Beth Seidenberg, M.D.(13)	4,534,912	10.5%
All executive officers and directors as a group (11 persons)(14)	9,628,811	22.0%

* Represents beneficial ownership of less than 1%.

(1)
Number of shares beneficially owned as of February 7, 2024, as reported in a Schedule 13G filed by Bain Capital Life Sciences Opportunities III, LP on February 14, 2024. Bain Capital Life Sciences Investors, LLC (“BCLSI”) is the manager of Bain Capital Life Sciences III General Partner, LLC, which is the general partner of Bain Capital Life Sciences Fund III, L.P., which is the sole member of Bain Capital Life Sciences Opportunities III GP, LLC, which is the general partner of Bain Capital Life Sciences Opportunities III, LP. As a result, BCLSI may be deemed to share voting and dispositive power with respect to the shares held by Bain Capital Life Sciences Opportunities III, LP. Voting and investment decisions with respect to shares held by Bain Capital Life Sciences Opportunities III, L.P. are made by the partners of BCLSI, of whom there are three or more and none of whom individually has the power to direct such decisions. The address of Bain Capital Life Sciences Opportunities III, LP is c/o Bain Capital Life Sciences, LP, 200 Clarendon Street, Boston, MA 02116.

(2)
Number of shares beneficially owned as of February 12, 2024, as reported in a Schedule 13G filed by Gilead Sciences, Inc. on February 20, 2024. The principal business address of Gilead Sciences, Inc. is 333 Lakeside Drive, Foster City, CA 94404.
(3)
Number of shares beneficially owned as of February 12, 2024, as reported in a Schedule 13G filed by Northpond Ventures, LP (“Northpond”), Northpond Ventures GP, LLC (“Northpond GP”), Northpond Ventures III, LP (“Northpond III”), Northpond Ventures III GP, LLC (“Northpond III GP”) and Michael P. Rubin on February 22, 2024. Consists of: (i) 450,000 shares held by Northpond, and (ii) 2,805,426 shares of common stock held by Northpond III. Northpond GP is the general partner of Northpond and Mr. Rubin is the managing member of Northpond GP. As such, Northpond GP and Mr. Rubin have shared dispositive and voting power over the shares held by Northpond and may be deemed to have indirect beneficial ownership of the shares held by Northpond. Northpond III GP is the general partner of Northpond III and Mr. Rubin is the managing member of Northpond III GP. As such, Northpond III GP and Mr. Rubin have shared dispositive and voting power over the shares held by Northpond III and may be deemed to have indirect beneficial ownership of the shares held by Northpond III. The address for each of these entities is 7500 Old Georgetown Rd, Suite 850, Bethesda, MD 20814.
(4)
Number of shares beneficially owned as of February 12, 2024, as reported in a Schedule 13D filed by Vida Ventures, LLC (“Vida I”), VV Manager LLC (“Vida I GP”), Vida Ventures III, L.P. (“Vida III”), Vida Ventures III-A, L.P. (“Vida III-A”), Vida Ventures GP III, L.L.C. (“Vida III GP”) and Fred E. Cohen, M.D., D.Phil. on May 3, 2024. Consists of: (i) 4,523,924 shares of common stock held by Vida I, (ii) 252,553 shares held by Vida III, and (iii) 583 shares held by Vida III-A. Vida I GP is the general partner of Vida I and may be deemed to have voting, investment and dispositive power with respect to these securities. Vida III GP is the general partner of each of Vida III and Vida III-A and may be deemed to have voting, investment, and dispositive power with respect to these securities. Arie Belldegrun, Leonard Potter and Dr. Cohen (a member of our Board) are the members of the investment committee of Vida I GP (the “Vida I Investment Committee”). Each of the Vida I Investment Committee and the members thereof may be deemed to share voting, investment and dispositive power with respect to these securities held by Vida I. Arie Belldegrun, Helen Kim, Arjun Goyal, Rajul Jain and Stefan Vitorovic are the members of the investment committee of Vida III GP (the “Vida III Investment Committee”). Each of the Vida III Investment Committee and the members thereof may be deemed to share voting, investment and dispositive power with respect to these securities held by each of Vida III and Vida III-A. The address of Vida, Vida I GP, Vida III, Vida III-A and Vida III GP is 40 Broad Street, Suite 201, Boston, Massachusetts 02109.
(5)
Number of shares beneficially owned as of September 30, 2024, as reported in a Schedule 13G filed by Westlake BioPartners Fund I, L.P. (“Westlake Fund I”), Westlake BioPartners GP I, LLC (“Westlake GP I”), Westlake BioPartners Opportunity Fund I, L.P. (“Westlake Opportunity Fund I”), Westlake BioPartners Opportunity GP I, LLC (“Westlake Opportunity GP I”), Beth Seidenberg, M.D., a member of our Board, and Dr. Sean E. Harper on November 12, 2024. Consists of: (i) 3,787,940 shares of common stock held by Westlake Fund I, and (ii) 735,984 shares of common stock held by Westlake Opportunity Fund I. Westlake GP I and Westlake Opportunity GP I, the general partners of Westlake Fund I and Westlake Opportunity Fund I, respectively, may be deemed to have sole dispositive power over such shares, and Dr. Seidenberg and Dr. Harper, the managing directors of Westlake GP I and Westlake Opportunity GP I, may be deemed to have shared power to dispose of the shares held by Westlake Fund I and Westlake Opportunity Fund I. The address for Westlake Fund I and Westlake Opportunity Fund I is 3075 Townsgate Rd., Suite 140, Westlake Village, CA 91361.
(6)
JPMORGAN CHASE & CO. filed a Schedule 13G with the SEC on October 10, 2024, reporting that, as of September 30, 2024, it had sole voting power with respect to 2,037,226 shares of common stock and sole dispositive power with respect to 2,380,021 shares of common stock in its capacity as a parent holding company in accordance with Rule 13d-1(b)(1)(ii)(G) under the Exchange Act. The principal business address of JPMORGAN CHASE & CO. is 383 Madison Avenue, New York, NY 10179.
(7)
Consists of (i) 407,541 shares of our common stock currently held and (ii) 605,246 shares of our common stock subject to options that are exercisable within 60 days of March 15, 2025.
(8)
Consists of (i) 449,210 shares of our common stock currently held by a family trust of which Dr. Borie is the trustee and (ii) 60,803 shares of our common stock subject to options that are exercisable within 60 days of March 15, 2025.
(9)
Consists of (i) 9,636 shares of our common stock currently held and (ii) 112,086 shares of our common stock subject to options that are exercisable within 60 days of March15, 2025.
(10)
Consists of 65,918 shares of our common stock held based on Dr. Chung’s holdings as of November 22, 2024, the date of Dr. Chung’s resignation from the Company.
(11)
Consists solely of shares of our common stock subject to options that are exercisable within 60 days of March 15, 2025.
(12)
Consists of (i) 4,523,924 shares of common stock held by Vida I listed in footnote (4) above, and (ii) 10,988 shares of our common stock subject to options that are exercisable within 60 days of March 15, 2025. Dr. Cohen, a member of our Board, is a member of the Vida I Investment Committee, and may be deemed to share voting and dispositive power over the shares held by Vida I.
(13)
Consists of (i) the 4,523,924 shares listed in footnote (5) above as held by Westlake Fund I and Westlake Opportunity Fund I and (ii) 10,988 shares of our common stock subject to options that are exercisable within 60 days of March 15, 2025. Dr. Seidenberg, a member of our Board, is a managing director of Westlake GP I and Westlake Opportunity GP I, and may be deemed to have shared power to dispose of the shares held by Westlake Fund I and Westlake Opportunity Fund I.
(14)
Consists of (i) 9,101,434 shares of common stock beneficially owned by our current executive officers and directors (which includes an aggregate of 43,950 shares of our common stock beneficially owned by one additional executive officer), and (ii) 527,377 shares of our common stock subject to options that are exercisable within 60 days of March 15, 2025 (which includes an aggregate of 51,227 shares of common stock subject to options held by one additional executive officer).

SECURITIES AUTHORIZED FOR ISSUANCE UNDER EQUITY COMPENSATION PLANS

Equity Compensation Plan Information

The following table sets forth additional information as of December 31, 2024 with respect to the shares of common stock that may be issued upon the exercise of options and other rights under our existing equity compensation plans and arrangements in effect as of December 31, 2024. The information includes the number of shares covered by, and the weighted average exercise price of, outstanding options, the number of shares subject to restricted stock unit awards and the number of shares remaining available for future grant, excluding the shares to be issued upon exercise of outstanding options.

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted- average exercise price of outstanding options, warrants and rights		Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
Equity Compensation Plans Approved by Stockholders(1)(2)	5,215,664	$4.75	(3)	2,491,968	(4)
Equity Compensation Plans Not Approved by Stockholders(5)	2,929,259	6.65		1,070,741
Total	8,144,923	$5.44		3,562,709

(1)
Includes the 2019 Stock Plan, the 2024 Plan and the ESPP. Only stock options were outstanding under the 2019 Plan and stock options and restricted stock unit awards were outstanding under the 2024 Plan as of December 31, 2024. No new awards may be made under the 2019 Plan.
(2)
The 2024 Plan and the ESPP contain “evergreen” provisions, pursuant to which (i) the number of shares of common stock reserved for issuance pursuant to awards under the 2024 Plan shall be increased on the first day of each year beginning in 2025 and ending in 2034, equal to the lesser of: (A) five percent (5.0%) of the shares of common stock outstanding on the last day of the immediately preceding fiscal year, and (B) such smaller number of shares of common stock as determined by our Board; and (ii) the number of shares of common stock which will be authorized for sale under the ESPP shall be increased on the first day of each year beginning in 2025 and ending in 2034, equal to the lesser of: (A) one percent (1.0%) of the shares of stock outstanding on the last day of the immediately preceding fiscal year, (B) 422,000 shares of our common stock (subject to adjustment for recapitalizations, stock splits and similar transactions), and (C) such smaller number of shares of stock as determined by our Board. On January 1, 2025, an additional 2,160,745 shares of our common stock were reserved for issuance pursuant to awards under the 2024 Plan pursuant to the “evergreen” provision, and an additional 422,000 shares of our common stock were reserved for issuance under the ESPP pursuant to the “evergreen” provisions.
(3)
The weighted-average exercise price does not take into account 549,001 shares of common stock subject to outstanding unvested restricted stock unit awards granted pursuant to the 2024 Plan.
(4)
Excludes 422,000 shares that were available for future issuance under the ESPP as of December 31, 2024.
(5)
Comprised of the Kyverna Therapeutics, Inc. 2024 Inducement Equity Incentive Plan.

ADDITIONAL INFORMATION

Householding of Proxy Materials

The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy statements and annual reports with respect to two or more stockholders sharing the same address by delivering a single proxy statement addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies.

Brokers with account holders who are Kyverna stockholders may be “householding” our proxy materials. A single proxy statement may be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that it will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you notify your broker or the Company that you no longer wish to participate in “householding.”

If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate proxy statement and annual report, you may: (1) notify your broker, or (2) direct your written request to: Secretary, Kyverna Therapeutics, Inc., 5980 Horton St., STE 550, Emeryville, California 94608. Stockholders who currently receive multiple copies of this Proxy Statement at their address and would like to request “householding” of their communications should: (A) contact their broker, or (B) request from the Company to: Secretary, Kyverna Therapeutics, Inc., 5980 Horton St., STE 550, Emeryville, California 94608. In addition, we will promptly deliver, upon written or oral request to the address or telephone number above, a separate copy of the Form 10-K, Proxy Statement, Proxy Card or Notice of Internet Availability of Proxy Materials to a stockholder at a shared address to which a single copy of the documents was delivered.

Delinquent Section 16(a) Reports

Section 16(a) of the Exchange Act requires our directors and certain officers, as well as persons who beneficially own more than 10% of the outstanding shares of our common stock, to file reports regarding their initial stock ownership and subsequent changes to their ownership with the SEC.

SEC regulations require us to identify in this Proxy Statement anyone who failed to file a timely required report during the most recent fiscal year. Based solely upon our review of forms we received, or written representations from reporting persons stating that they were not required to file these forms, we believe that during our fiscal year ended December 31, 2024, all Section 16(a) filing requirements were satisfied on a timely basis, except for: (a) the Form 3 for Dr. Liapis that was due on February 7, 2024, the date the registration statement for our IPO was declared effective by the SEC, which was inadvertently filed one day late on February 8, 2024, due to an unexpected delay by the financial printer that we used to file the Section 16(a) forms in connection with our IPO; and (b) the Form 4 filed to report the initial option award granted to Mr. Aktar in connection with his appointment to our Board on October 21, 2024, which was inadvertently filed one day late on October 24, 2024.

Other Matters

As of the date of this Proxy Statement, our Board does not intend to present any matters other than those described herein at the Annual Meeting and is unaware of any matters to be presented by other parties. If other matters are properly brought before the Annual Meeting for action by the stockholders, proxies will be voted in accordance with the recommendation of the Board or, in the absence of such a recommendation, in the discretion of the proxy holder.

We have filed our Annual Report on Form 10-K for the year ended December 31, 2024 with the SEC. It is available free of charge at the SEC’s website at www.sec.gov. Upon written request by a stockholder of Kyverna, we will mail without charge a copy of our Annual Report on Form 10-K, including the financial statements and financial statement schedules, but excluding exhibits to the Annual Report on Form 10-K. Exhibits to the Annual Report on Form 10-K are available upon payment of a reasonable fee, which is limited to our expenses in furnishing the requested exhibit. All requests should be directed to the Secretary, Kyverna Therapeutics, Inc., 5980 Horton St., STE 550, Emeryville, California 94608.

By Order of the Board of Directors
/s/ Warner Biddle
Warner Biddle
Chief Executive Officer and Director

April 14, 2025

KYVERNA THERAPEUTICS INC. 5980 HORTON ST, SUITE 550 EMERYVILLE, CA 94608 SCAN TO VIEW MATERIALS & VOTE VOTE BY INTERNET Before The Meeting - Go to www.proxyvote.com or scan the QR Barcode above Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. During The Meeting - Go to www.virtualshareholdermeeting.com/KYTX2025 You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: V66315-P28882 KEEP THIS PORTION FOR YOUR RECORDS THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY KYVERNA THERAPEUTICS, INC. The Board of Directors recommends you vote FOR the following: 1. The election of two Class I directors to hold office until the Company’s 2028 annual meeting of stockholders. Nominees: 01) Beth Seidenberg, M.D. 02) Fred E. Cohen, M.D., D.Phil. For All Withhold All For All Except To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below. The Board of Directors recommends you vote FOR the following proposal: 2. The ratification of the appointment by the Audit Committee of the Company’s Board of Directors of BDO USA, P.C. as the Company’s independent registered public accounting firm and independent auditor for the year ending December 31, 2025. For Against Abstain NOTE: In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment or postponement thereof. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice and Proxy Statement and Form 10-K are available at www.proxyvote.com. V66316-P28882 KYVERNA THERAPEUTICS, INC. ANNUAL MEETING OF STOCKHOLDERS MAY 29, 2025 11:00 A.M. PACIFIC TIME THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS The undersigned stockholder(s) hereby appoint(s) Warner Biddle and Ryan Jones, or either of them, as proxies, each with the power to appoint their substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common Stock of KYVERNA THERAPEUTICS, INC. that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at 11:00 a.m. Pacific Time on May 29, 2025, virtually at www.virtualshareholdermeeting.com/KYTX2025, and any adjournment or postponement thereof. This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted for the election of each of the nominees for the Board of Directors listed in Proposal 1 on the reverse side, and for Proposal 2, in accordance with the Board of Directors' recommendations. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof. This proxy is governed by the laws of the State of Delaware. Continued and to be signed on reverse side